SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

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      14a-6(e)(2))
[_]   Definitive Proxy Statement
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[_]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                    J&B Funds
             -----------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                                    (specify)
             -----------------------------------------------------
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


                                                                [EFFECTIVE DATE]

Dear Shareholder:

As a shareholder in J&B Small-Cap International Fund, you are being asked to vote on several important matters that would affect your fund. These matters will be considered at a special meeting of shareholders of your fund, which has been scheduled for March 15, 2004.

As part of a broader integration initiative, you are being asked to approve the reorganization of your fund as Tamarack Small-Cap International Fund, a separate series of the Tamarack Funds Trust. The reorganization would be accomplished through a Reorganization transaction that has been approved by your fund's Board. If you and your fellow shareholders approve the Reorganization, your fund would be reorganized as Tamarack Small-Cap International Fund on or about March 31, 2004. The Reorganization would consist of the transfer of all of the assets of your fund to Tamarack Small-Cap International Fund in exchange for Class S shares of Tamarack Small-Cap International Fund, the assumption by Tamarack Small-Cap International Fund of all liabilities of your fund, and the distribution of Tamarack Small-Cap International Fund Class S shares to the accounts of the shareholders of your fund in complete liquidation of your fund. The total net asset value of your Class S shares in Tamarack Small-Cap International Fund would be the same as the total net asset value of your shares in your fund. Voyageur, the investment advisor to both your fund and the Tamarack Funds, is paying all of the ordinary costs of the Reorganization and the transaction is expected to qualify as a tax-free reorganization for federal income tax purposes. Your fund's current sub-advisor, Denver Investment Advisors, will serve as sub-advisor to Tamarack Small-Cap International Fund.

You are also being asked to elect nine nominees to serve on the board of trustees of your fund. In addition, you are being asked to approve the modification of your fund's fundamental investment polices/restrictions. These changes are intended to streamline and make uniform the policies/restrictions applicable to all funds in order to promote ease of administration of the investment program of each fund and to modernize the investment limitations currently applicable to certain funds. Furthermore, you are being asked to ratify the Board's selection of Deloitte & Touche LLP as the independent auditors of your fund for the current fiscal year.

The enclosed materials include detailed information about these four proposals. To assist you in understanding these proposals we have provided a Definitions of Key Terms page and a Questions and Answers section.

As a valued shareholder, your vote is very important. Please review the enclosed materials carefully. After reviewing the materials, please complete, date and sign the enclosed proxy card(s), and return it in the postage-paid, self-addressed envelope. Please be aware that if you hold shares in more than one account, you may receive more than one proxy package. Separate proxy cards are required for each account. If you would like to attend the shareholder meeting, you may vote your shares in person. If you expect to attend the meeting, please notify us in advance by calling [TELEPHONE NUMBER]. Alternatively, you may vote your shares by telephone by following the instructions on your proxy card(s). Because your vote is important, if we have not heard from you by [February 20, 2004], you may be contacted by [a representative of Voyageur or [SOLICITOR NAME]].

If you have any questions, please call your fund's toll-free number (866) 409-2550, and ask to speak with a representative, who will be happy to help you.

                                                              Sincerely,


                                                              Jennifer Lammers
                                                              President

                            DEFINITIONS OF KEY TERMS
                         USED IN THE QUESTIONS & ANSWERS
                           AND LETTER TO SHAREHOLDERS

BOARD: The current board of trustees of J&B Funds. The members of the Board may change if shareholders of J&B Funds approve the proposal described in the enclosed materials to elect a new board of trustees. Shareholders of the other funds are being asked to elect the same new board of trustees/directors for their funds. The independent trustees/directors nominated to serve on the new boards of trustees/directors have been selected from among the independent trustees currently serving on the boards of J&B Funds and the other funds.

DENVER INVESTMENT ADVISORS: Denver Investment Advisors, LLC, the registered investment advisor that is currently serving as sub-advisor to your fund.

INTEGRATION INITIATIVE: Voyageur's effort to integrate its financial services operations by simplifying the existing lineup of funds and standardizing current investment operations. Specifically, this involves reducing the number of funds (by combining similar portfolios), closing under-performing portfolios, and simplifying administration by integrating the funds under a single legal entity and a single board of trustees. A final step is to rename all the funds with a common name, the Tamarack Funds. This renaming will allow the funds' distributor to provide improved marketing and sales support to the funds by focusing resources on supporting a single name in the marketplace.

PLAN: The Agreement and Plan of Reorganization under which your fund would be reorganized as a separate portfolio of the Tamarack Funds Trust.

REORGANIZATION: The proposed reorganization of your fund as a separate portfolio of the Tamarack Funds Trust, which would be accomplished through a reorganization transaction that would be carried out in accordance with the terms of the Plan.

TAMARACK FUNDS TRUST: The new legal entity (a Delaware statutory trust)
              under which Voyageur has proposed to integrate all the funds as separate portfolios of this trust. Organizing as a Delaware statutory trust is a common legal structure for mutual fund companies; J&B Funds is organized as a Delaware statutory trust. As mentioned above, the Tamarack Funds would become the new name for the funds if the Integration Initiative proposals are approved.

THE FUNDS:    The J&B Funds, the Babson Group of Funds, the Great Hall Funds
              and the RBC Funds are a collection of twenty-two individual mutual funds and/or portfolios. Voyageur serves as investment advisor to all of these funds and portfolios.

VOYAGEUR:     Voyageur Asset Management Inc. is an SEC registered investment advisor and subsidiary of RBC Dain Rauscher Corporation, currently serving as advisor to your fund and all the funds. For over 20 years, Voyageur has provided equity, fixed income and balanced asset management services to clients throughout the U.S. and in Canada. Currently, Voyageur manages client assets totaling over $23 billion.

YOUR FUND:    J&B Small-Cap International Fund, the fund in which you currently hold shares.

                               IMPORTANT NEWS FOR
                SHAREHOLDERS OF J&B SMALL-CAP INTERNATIONAL FUND

On May 1, 2003, Jones & Babson, Inc., was acquired by RBC Dain Rauscher Corporation. At the time of this acquisition, Jones & Babson, Inc. was the investment advisor and Denver Investment Advisors was the sub-advisor for your fund.

As a result of the acquisition, Jones & Babson, Inc., became an affiliate of Voyageur. Like Jones & Babson, Inc., Voyageur is also a subsidiary of RBC Dain Rauscher Corporation and a registered investment advisor. On December 31, 2003, for ease of administration, RBC Dain Rauscher Corporation consolidated the investment advisory activities of its two subsidiaries (Jones & Babson, Inc. and Voyageur) into a single entity, which continues to use the Voyageur name. Voyageur became the advisor to your fund at that time, while Denver Investment Advisors remained your fund's sub-advisor. This change did not impact the investment style or portfolio management of your fund.

You are being asked to consider several proposals to be voted upon at an upcoming shareholder meeting of your fund. A brief overview of these proposals and related matters is provided below. We suggest that you review the Definitions of Key Terms page before reading the information below. In addition, we encourage you to read the full text of the enclosed Proxy Statement before voting.

Q & A:  QUESTIONS AND ANSWERS

Q:            WHAT IS HAPPENING?

A: Voyageur, your fund's investment advisor, currently serves as the investment advisor for twenty-two individual mutual funds or portfolios. Among these twenty-two funds, there is some duplication of investment objectives and administrative requirements. Voyageur has undertaken an initiative to simplify the existing fund lineup and reduce the administrative burden of these overlapping requirements. Voyageur believes that this will allow your fund and all the funds for which it serves as investment advisor to be more efficiently administered. Voyageur also believes that combining certain funds with comparable investment objectives will either reduce shareholder expenses or maintain them at the current levels. Therefore, Voyageur has recommended, and the boards of trustees/directors of the funds have approved, certain changes, which include: (1) standardizing the fundamental investment policies/restrictions for the funds,
              (2) creating a single board of trustees/directors for the funds,
              (3) combining certain funds that have similar investment objectives, (4) liquidating certain funds that have not grown as quickly as originally anticipated and that are not expected to attract substantial assets in the future, and (5) simplifying the organizational structure for the funds by reorganizing all of the funds (other than those that are being liquidated or combined into other funds) into a single legal entity to be named the Tamarack Funds Trust.

              As part of this integration initiative, Voyageur has proposed, and your fund's Board has approved, the reorganization of your fund as a separate series of the Tamarack Funds Trust, which will be named Tamarack Small-Cap International Fund. This would be accomplished through the proposed Reorganization. Also as part of this integration initiative, your fund's Board has nominated nine individuals to serve on the Board. These same individuals are being nominated to serve on the boards of trustees/directors for each of the other funds so that a single, unitary board of trustees/directors would be elected for all of the funds. The independent trustees/directors nominated to serve on the unitary board have been selected from among the independent trustees/directors currently serving on the boards of the funds. In addition, as part of this initiative, your fund's Board is recommending that shareholders approve the modification of your fund's fundamental investment policies/restrictions in order to streamline and make uniform the policies/restrictions applicable to all the funds. These modifications are intended to promote ease of administration of the investment program of each fund and to modernize the investment limitations currently applicable to each fund.

Q:            WHAT AM I BEING ASKED TO VOTE ON?

A:            You are asked to vote in favor of four proposals:


              Proposal 1:  The election of each of the nine individuals
                           nominated to serve on the Board of Trustees of J&B Funds;

              Proposal 2:  The approval of the Plan, which would result in your fund being reorganized as Tamarack Small-Cap
                           International Fund, a separate series of the Tamarack Funds Trust, through the Reorganization;

              Proposal 3:  The approval of the modification of your fund's fundamental investment policies/restrictions; and


              Proposal 4:  The ratification of the selection of Deloitte &
                           Touche LLP as independent auditors of your fund.

Q:            HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?

A: After carefully considering the proposals, your fund's Board unanimously recommends that you vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

Q:            WHY HAS MY FUND'S BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE
              REORGANIZATION?

A: After carefully considering the Reorganization proposal, your fund's Board determined that it is advisable and in the best interests of your fund and its shareholders. In reaching this determination, the Board considered multiple factors, including:
              (1) Voyageur has informed the Board that it believes that by reorganizing your fund and the other funds as separate series of a single entity, the Tamarack Funds Trust, the funds should be able to realize greater operating efficiencies; (2) the terms of the current expense limitation agreement for your fund, which is in place through May 1, 2005, would continue to be applied to Tamarack Small-Cap International Fund; (3) your fund will not bear any ordinary costs of the Reorganization; (4) the investment objective of your fund will be identical to that of Tamarack Small-Cap International Fund, and Tamarack Small-Cap International Fund will be managed by the same personnel and, with a few exceptions that are the subject of Proposal 3, in accordance with the same investment strategies and techniques utilized in the management of your fund immediately prior to the Reorganization;
              (5) your fund's current investment advisor, Voyageur, and current sub-advisor, Denver Investment Advisors, will serve as investment advisor and sub-advisor respectively to Tamarack Small-Cap International Fund; (6) shareholders of your fund will continue to receive the same level of services currently provided by your fund; (7) the Reorganization is intended to be tax-free for federal income tax purposes; and (8) shareholders' ownership interests will not be diluted as a result of the Reorganization.

Q: WHEN WOULD THE REORGANIZATION OF MY FUND AS TAMARACK SMALL-CAP INTERNATIONAL FUND TAKE PLACE?

A: It is expected that the Reorganization would occur on March 31, 2004. You would receive notice of any material changes to this schedule.

Q:            WOULD THE REORGANIZATION AFFECT MY ACCOUNT VALUE?

A: The value of your fund account would not change as a result of the Reorganization. Shares of your fund would be exchanged for Class S shares of Tamarack Small-Cap International Fund in the Reorganization. The total value of the shares you hold will not be affected. The value of your investment would be the same immediately before and after the Reorganization.

Q:            WHO WOULD PAY FOR THE REORGANIZATION?

A: Voyageur has agreed to bear all ordinary costs and expenses of the Reorganization, and there are not expected to be any extraordinary costs or expenses. Any costs incurred by an individual shareholder, such as traveling to the shareholder meeting or seeking personal financial advice, would be the individual shareholder's responsibility.

Q:            WHY AM I BEING ASKED TO ELECT A NEW BOARD OF TRUSTEES FOR J&B
              FUNDS?

A: You are being asked to vote in favor of this proposal in case the Reorganization is not approved. If the Reorganization is approved, the board of trustees of the Tamarack Funds Trust will oversee the operations of the Tamarack Funds, including Tamarack Small-Cap International Fund. The composition of the board of trustees of the Tamarack Funds Trust would be the same as the board of trustees you are being asked to approve for J&B Funds.

              A mutual fund's board of trustees/directors represents shareholder interests and oversees the management and operations of the fund. As part of the broader integration initiative to simplify the existing fund lineup and standardize key elements of current investment operations, which is mentioned above, Voyageur has proposed the creation of a single board of trustees/directors for all of the funds managed by Voyageur. Your fund's Board of Trustees has voted in favor of this proposal and has nominated nine individuals to serve on the unitary board. Information about each nominee is contained in the enclosed Proxy Statement. You are being asked to approve the election of each of these nine individuals to the Board. Your fund's Board believes that a unitary board of trustees/directors for all of the funds has the potential to increase efficiencies and enhance the effectiveness of governance.

Q: WHY AM I BEING ASKED TO APPROVE CHANGES TO MY FUND'S INVESTMENT POLICIES/ RESTRICTIONS?

A: The proposed changes to your fund's fundamental investment policies/restrictions are intended to streamline and make uniform the policies/restrictions applicable to all of the funds in order to promote ease of administration of the investment program of each fund and to modernize the investment limitations currently applicable to certain funds.

Q:            WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THESE FOUR
              PROPOSALS?

A: The proposals are discussed in more detail in the enclosed Proxy Statement, which we encourage you to read. If you have any questions about the matters discussed in the enclosed materials or need assistance completing your proxy card(s), please call [PROXY SOLICITOR TELEPHONE number].

                                    J&B FUNDS
                                    ---------
                        J&B SMALL-CAP INTERNATIONAL FUND

                              60 SOUTH SIXTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                                 (866) 409-2550

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2004

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders ("Meeting") of J&B Small-Cap International Fund (the "Fund"), a separate series of J&B Funds (the "Trust"), will be held at the offices of RBC Dain Rauscher Corporation, 60 South Sixth Street, Minneapolis, Minnesota at 9:00 a.m. Central Time, for the following purposes:

PROPOSAL 1:  To approve the election of each of the nine individuals nominated to serve on the Board of Trustees of the Trust;

PROPOSAL 2:  To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as Tamarack Small-Cap International Fund, a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust;

PROPOSAL 3:  To approve the modification of the Fund's fundamental investment policies/restrictions in order to standardize such investment policies/restrictions and increase the Fund's investment flexibility; and

PROPOSAL 4:  To ratify or reject the selection of Deloitte & Touche LLP as the independent auditors of the Funds for the current fiscal year.

The attached Proxy Statement provides additional information about these proposals. Shareholders of record of a Fund as of the close of business on January 15, 2004 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail, you may also vote by telephone, as follows:

       TO VOTE BY TELEPHONE:
      ==============================================================
       (1) Read the Proxy Statement and have your proxy card at hand.

       (2) Call the toll-free 1-[800/888] number that appears on your proxy card.

       (3) Enter the control number set forth on the proxy card and follow the instructions.
      --------------------------------------------------------------

We encourage you to vote by telephone using the control number that appears on your enclosed proxy card. Voting by telephone will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment as to a matter being voted on by shareholders will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

           PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO
              AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                             YOUR VOTE IS IMPORTANT.

                                              By Order of the Board of Trustees,


                                              Laura Moret
                                              Secretary
[EFFECTIVE DATE]

                                    J&B FUNDS
                                    ---------
                        J&B SMALL-CAP INTERNATIONAL FUND

                          ---------------------------

                                PROXY STATEMENT

                          ---------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2004

This document is a proxy statement (the "Proxy Statement"). This Proxy Statement is being furnished to shareholders of J&B Small-Cap International Fund (the "Fund") in connection with four proposals ("Proposals"). This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the Proposals.

Voyageur Asset Management Inc. ("Voyageur") is the Fund's investment advisor. On May 1, 2003, Jones & Babson, Inc. ("J&B") was acquired by RBC Dain Rauscher Corporation. At the time of this acquisition, J&B was the investment advisor and Denver Investment Advisors, LLC ("Denver Investment Advisors") was the sub-advisor for the Fund. Subsequent to the acquisition, J&B became an affiliate of Voyageur. Like J&B, Voyageur is also a subsidiary of RBC Dain Rauscher Corporation and a registered investment advisor. On December 31, 2003, for ease of administration, RBC Dain Rauscher Corporation consolidated the investment advisory activities of its two subsidiaries (J&B and Voyageur) into a single entity, which continues to use the Voyageur name. Voyageur became the advisor to the Fund at that time, while Denver Investment Advisors remained the Fund's sub-advisor. In addition to the Fund, Voyageur currently serves as the investment advisor for the Babson Group of Funds, Great Hall Investment Funds, Inc., and RBC Funds, Inc., a collection of twenty-two individual mutual funds and/or portfolios ("funds").

Voyageur has undertaken an initiative to integrate its financial services operations by simplifying the existing fund lineup and standardizing key elements of current investment operations (the "integration initiative"). Voyageur believes that this will allow the Fund and all the funds for which Voyageur serves as investment advisor to be more efficiently administered. Voyageur also believes that combining certain funds with comparable investment objectives will either reduce shareholder expenses or maintain them at the current levels. As part of this integration initiative, Voyageur has recommended, and the boards of trustees/directors of the applicable funds have approved, the following changes: (1) standardizing the fundamental investment policies/restrictions for the funds, (2) creating boards of trustees/directors for the funds with uniform members, (3) combining certain funds that have similar investment objectives and policies, (4) liquidating certain funds that have not grown as quickly as originally anticipated and that are not expected to attract substantial assets in the future, and (5) simplifying the organizational structure for the funds by reorganizing all of the funds (other than those which are being liquidated or combined into other funds) into portfolios (series) of a single legal entity to be named the Tamarack Funds Trust. The Tamarack Funds Trust would be organized as a Delaware statutory trust, a common form of organization for mutual funds, and would consist of seventeen separate portfolios. The funds would be referred to as the Tamarack Funds.

The following Proposals will be considered and acted upon at the Meeting:

        PROPOSAL                                                                     PAGE
===================================================================================================
1.   To approve the election of each of the nine individuals nominated to serve       [ ]
     on the Board of Trustees of the Trust.

2.   To approve an Agreement and Plan of Reorganization, pursuant to which the        [ ]
     Fund would be reorganized as Tamarack Small-Cap International Fund, a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust.

3.   To approve the modification of the fundamental investment
     policies/restrictions                                                            [ ]

     3.A     Diversification

     3.B     Borrowing

     3.C     Senior Securities

     3.D     Underwriting Securities

     3.E     Real Estate

     3.F     Making Loans

     3.G     Concentration of Investments

     3.H     Commodities.

4.   To ratify or reject the selection of Deloitte & Touche LLP as the                [ ]
     independent auditors of the Fund for the current fiscal year.

The Board of Trustees, on behalf of the Fund, is soliciting proxies from shareholders of the Fund for the special meeting of shareholders to be held on March 15, 2004, at the offices of RBC Dain Rauscher Corporation, 60 South Sixth Street, Minneapolis, Minnesota, at 9:00 a.m. Central Time, and at any and all adjournment(s) or postponement(s) thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about January 22, 2004, or as soon as practicable thereafter.

This Proxy Statement should be kept for future reference. The most recent annual report of the Fund, including financial statements, for the fiscal year ended June 30, 2003 has been mailed previously to shareholders. If you would like to receive additional copies of this shareholder report free of charge, or copies of any subsequent shareholder report, please contact the Fund by writing to the address set forth on the first page of this proxy statement or by calling (866) 409-2550. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

            THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS
          THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1
                          AND FOR PROPOSALS 2, 3 AND 4.

                       ----------------------------------

                                   PROPOSAL 1

                            ELECTION OF THE TRUSTEES

                           ---------------------------

The purpose of this proposal is to elect a Board of Trustees for J&B Funds in case the Plan, as described in Proposal 2, is not approved by shareholders of the Fund. It is intended that the enclosed proxy will be voted for the election as Trustees of the Fund of the nine nominees listed below ("Nominees"). Five of the Nominees named below are currently Trustees of J&B Funds and each has served in that capacity since originally elected or appointed.

In order to create uniform boards of trustees/directors for all of the funds advised by Voyageur, the same Nominees are also being proposed for election to the boards of trustees/directors of the other funds involved in the proposed reorganization described below in Proposal 2 (the "Reorganization"). If the Reorganization takes place, the Nominees will be nominated to serve as the Trustees of the Tamarack Funds Trust. The Report of the Advisory Group on Best Practices for Fund Directors issued in 1999 by the Investment Company Institute recommends that mutual fund boards of trustees/directors generally be organized either as a unitary board for all the funds in a complex or as cluster boards for groups of funds within a complex, rather than as separate boards for each individual fund.

THE NOMINEES TO THE BOARD

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"). For purposes of this Proxy Statement, "Fund Complex" means: the series of J&B Funds; the series of RBC Funds, Inc.; the series of Great Hall Investment Funds, Inc.; Babson Enterprise Fund, Inc.; Babson Enterprise Fund II, Inc.; Babson-Stewart Ivory International Fund, Inc.; Babson Value Fund, Inc.; David L. Babson Growth Fund, Inc.; the series of D.L. Babson Bond Trust; D.L. Babson Money Market Fund, Inc.; D.L. Babson Tax-Free Income Fund, Inc.; Shadow Stock Fund, Inc.; and the series of Investors Mark Series Fund, Inc.

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND
                                           TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)       COMPLEX(2)
                            POSITION(S)      LENGTH OF TIME                 DURING               OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE  WITH THE FUNDS         SERVED                  PAST 5 YEARS              NOMINEE       HELD BY NOMINEE
====================================================================================================================================
INDEPENDENT NOMINEES

T. Geron Bell                 Trustee      Indefinite(3);       President of Twins Sports,          25(9)              None
34 Kirby Puckett Place                     since March 28,      Inc. (the parent company of
Minneapolis, Minnesota                     2003                 Minnesota Twins and Victory
55415                                                           Sports) since November, 2002;
Age: 62                                                         prior thereto President of the
                                                                Minnesota Twins Baseball Club
                                                                Incorporated since 1987.

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND
                                           TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)       COMPLEX(2)
                            POSITION(S)      LENGTH OF TIME                 DURING               OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE  WITH THE FUNDS         SERVED                  PAST 5 YEARS              NOMINEE       HELD BY NOMINEE
====================================================================================================================================
John A. MacDonald             Trustee      Indefinite(3);       CIO, Hall Family Foundation.         1(4)              None
P.O. Box 419580                            three years of
Mail Drop 323                              service
Kansas City, Missouri
64141
Age: 54

Ronald James                  Trustee      Indefinite(3);       President and Chief Executive       25(9)              None
Age: 52                                    since March 28,      Officer, Center for Ethical
                                           2003                 Business Cultures since 2000;
                                                                President and Chief Executive
                                                                Officer of the Human Resources
                                                                Group, a division of Ceridian
                                                                Corporation, from 1996-1998.
                                                                Ceridian Corporation is an
                                                                information services company
                                                                specializing in human resources
                                                                outsourcing solutions.

James R. Seward               Trustee      Indefinite(3);       Private Investor/Consultant,        10(5)      Director,
Age: 51                                    three years of       2000 to present; Financial                     Syntroleum Corp.,
                                           service              Consultant, Seward & Company,                  Lab One, Inc.,
                                                                LLC 1998-2000.                                 Concorde Career
                                                                                                               Colleges.

Jay H. Wein                   Trustee      Indefinite(3);       Independent investor and            25(9)              None
5305 Elmridge Circle                       since March 28,      business consultant since 1989.
Excelsior, Minnesota                       2003
55331
Age: 71

Lucy Hancock Bode             Nominee      Indefinite(3)        Lobbyist.                            6(6)              None
2518 White Oak Road
Raleigh, North Carolina
27609
Age: 51

Leslie H. Garner, Jr.         Nominee      Indefinite(3)        President, Cornell College.          6(6)              None
600 First Street
West Mount Vernon, Iowa
52314-1098
Age: 53

H. David Rybolt               Nominee      Indefinite(3)        Consultant, HDR Associates,         18(7)              None
6501 W. 66th Street                                             (management consulting).
Overland Park, Kansas
66202
Age: 61

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND
                                           TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)       COMPLEX(2)
                            POSITION(S)      LENGTH OF TIME                 DURING               OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE  WITH THE FUNDS         SERVED                  PAST 5 YEARS              NOMINEE       HELD BY NOMINEE
====================================================================================================================================
INTERESTED NOMINEE

Michael T. Lee(8)             Nominee      Indefinite(3)        Chief Operating Officer and          None      Director, Royal
Age: 40                                                         Senior Vice President,                         Bank of Canada.
                                                                Voyageur, 2003 to present;
                                                                Senior Portfolio Manager,
                                                                Voyageur, 2000 to present; Vice
                                                                President, Senior Research
                                                                Analyst and Equity Portfolio
                                                                Manager, Voyageur, 1999 - 2003.

----------
(1) Unless otherwise specified, the address of each Trustee/Nominee is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

(2) The Tamarack Funds Trust consists of 17 "shell" series as of the date of this Proxy Statement. The Tamarack Funds Trust was formed solely for the purposes of completing the Reorganization. Accordingly, the series of the Tamarack Funds Trust have not been included in the totals in this column.

(3) The Trustee/Nominee may serve until his or her resignation, removal or death, or until he or she is declared bankrupt or incompetent by a court of appropriate jurisdiction.

(4) Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund.

(5) Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund; also, Director, Investors Mark Series Fund, Inc., which consists of nine series.

(6)  Director of RBC Funds, Inc., which consists of six series.

(7) Director/Trustee of each of the Babson Funds except Babson-Stewart Ivory International Fund, Inc. Director of Investors Mark Series Fund, Inc., which consists of nine series.

(8) Mr. Lee is an "interested person" of the Fund as defined in the 1940 Act. He is an officer of Voyageur, the Fund's investment advisor.

(9) Director/Trustee of each of the Babson Funds. Director of Great Hall Investment Funds, Inc., which consists of five series. Director of Investors Mark Series Fund, Inc., which consists of nine series. Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund.

EXECUTIVE OFFICERS

Officers of the Fund are elected by the Board of Trustees to oversee the day-to-day activities of the Fund. Information about the executive officers of the Fund, including their principal occupations during the past five years, are set forth in EXHIBIT B. Each of these officers are also officers and/or employees of Voyageur.

SHARE OWNERSHIP

As of [DATE], the Nominees, Trustees and officers of the Fund beneficially owned as a group less than 1% of the outstanding shares of the Fund, except as follows:

                   NAME                              AMOUNT AND NATURE OF
         OF BENEFICIAL OWNER/FUND               RECORD OR BENEFICIAL OWNERSHIP                PERCENT OF FUND
     ==============================================================================================================
        [Insert executive officers,
       trustees, nominees as needed]

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the Fund and of all funds in the Fund Complex as of December 31, 2003. The information as to beneficial ownership is based on statements furnished by each Nominee.

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL REGISTERED INVESTMENT
                                                                           COMPANIES OVERSEEN OR TO BE OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY           TRUSTEE/NOMINEE IN FAMILY OF
                                               SECURITIES IN THE FUND               INVESTMENT COMPANIES
      ====================================== ============================ ==========================================
      INDEPENDENT NOMINEES

      T. Geron Bell                                    $[    ]                             $[    ]

      Lucy Hancock Bode                                $[    ]                             $[    ]

      Leslie H. Garner, Jr.                            $[    ]                             $[    ]

      Ronald James                                     $[    ]                             $[    ]

      John A. MacDonald                                $[    ]                             $[    ]

      H. David Rybolt                                  $[    ]                             $[    ]

      James R. Seward                                  $[    ]                             $[    ]

      Jay H. Wein                                      $[    ]                             $[    ]


      INTERESTED NOMINEE

      Michael T. Lee                                   $[    ]                             $[    ]

All of the current Trustees of the Fund are considered not to be "interested persons" of the Fund, as that term is defined in the 1940 Act ("Independent Trustees"). During the fiscal year ended June 30, 2003, the Board met [NUMBER] times. It is expected that the Board will meet at least quarterly at regularly scheduled meetings.

COMPENSATION

The fees of the Independent Trustees, including travel and other expenses related to the Board meetings, are paid by J&B Funds. Each Independent Trustee receives an annual retainer of $4,000 for serving on the Board and $1,000 for each Board meeting attended. J&B Funds does not directly compensate any interested Trustee or officer for their normal duties and services. Currently there are no Trustees who are directors, officers or employees of Voyageur.

The following table summarizes the compensation paid to the Trustees of J&B Funds, including committee fees, for the twelve-month period ended June 30, 2003.

----------------------------------------------------------------------------------------------------
                                               PENSION OR
                                               RETIREMENT
                             AGGREGATE          BENEFITS         ESTIMATED      TOTAL COMPENSATION
                           COMPENSATION     ACCRUED AS PART   ANNUAL BENEFITS    FOR FUND COMPLEX
NAME OF DIRECTOR           FOR THE FUND     OF FUND EXPENSES  UPON RETIREMENT    PAID TO DIRECTOR
----------------------------------------------------------------------------------------------------
T. Geron Bell                  $[ ]               None              None              $1,000
----------------------------------------------------------------------------------------------------
Sandra J. Hale                 $[ ]               None              None              $1,000
----------------------------------------------------------------------------------------------------
Ronald James                   $[ ]               None              None              $1,000
----------------------------------------------------------------------------------------------------
John A. MacDonald              $[ ]               None              None              $9,125
----------------------------------------------------------------------------------------------------
James R. Seward                $[ ]               None              None              $9,125
----------------------------------------------------------------------------------------------------
Jay H. Wein                    $[ ]               None              None              $1,000
----------------------------------------------------------------------------------------------------

To facilitate the creation of a unitary board of trustees/directors as part of the integration initiative discussed above, certain Independent Trustees agreed not to stand for re-election. Independent Trustees are not entitled to benefits under any pension or retirement plan. However, the Board determined that, particularly given the benefits that would accrue to the Fund from the creation of unitary boards of trustees/directors, it was appropriate to provide the Independent Trustee who is not standing for re-election a one-time benefit. Given that Voyageur will also benefit from the administrative efficiencies of unitary boards of trustees/directors, Voyageur has agreed to bear the costs of this one-time benefit. The amount of the benefit being paid to Ms. Hale is $13,250 in the aggregate for all of the J&B Funds, the Babson Funds, and the Great Hall Funds for which she serves as an independent trustee/director.

STANDING COMMITTEES

The Fund has a standing Audit Committee currently consisting of Messrs. James, MacDonald, Seward and Wein, all of whom are Independent Trustees. As set forth in its charter, the primary duties of the Fund's Audit Committee are:

     (1) in its capacity as a committee of the Board, to be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor (including resolution of disagreements between the auditor and Voyageur and/or the Fund's administrator regarding financial reporting);

     (2) to review information concerning the independence of the auditors, including (i) whether the auditors provide any consulting services to RBC affiliates, and (ii) all non-audit services provided by the auditor to the "investment company complex" (as defined in Rule 2-01(f)(14) of Regulation S-X) that were not pre-approved by the Audit Committee or its delegate(s), and to receive the auditors' specific representations as to their independence;

     (3) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits, including all critical accounting policies and practices to be used;
          (ii) to review in advance the staffing of the annual independent audit with the auditor and obtain a satisfactory representation from the auditor that such staffing complies with all applicable laws, regulations and rules regarding the rotation of audit partners; (iii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of audit(s); (iv) to discuss all alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with Voyageur and/or the Fund's administrator, including:
          (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the auditor; (v) to discuss other material written communications between the outside auditor and Voyageur and/or the Fund's administrator, such as any management letter or schedule of unadjusted differences; (vi) to discuss the annual financial statements of the Fund and the auditors' views regarding significant accounting policies underlying the statements and their presentation to the public in the Annual Report and Form N-SAR; (vii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and Voyageur's and the administrator's responses thereto; and (viii) to review with the auditors the form of opinion the auditors propose to render to the Board and shareholders;

     (4) to investigate any reports from Fund officers regarding (i) significant deficiencies in the internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and any material weaknesses in the Fund's internal controls; and (ii) any fraud, whether or not material, that involves Voyageur, the Fund's administrator or other employees who play a significant role in the Fund's internal controls;

     (5) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by Voyageur, the Fund's administrator or the auditors;

     (6) to review the fees charged by the independent auditors for audit and non-audit services;

     (7) to investigate improprieties or suspected improprieties in Fund financial and accounting operations that are called to their attention; and

     (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

     (9) to pre-approve, and/or delegate the authority to pre-approve, audit and permissible non-audit services.

The Audit Committee met three times during the fiscal year ended June 30, 2003. No Trustee attended less than 75% of the Board meetings, including committee meetings.

As described above, the integration initiative includes proposals to create a single board of trustees/directors for the funds. As part of this initiative, the Board has nominated nine individuals to serve on the board of trustees of the Fund. These same individuals are being nominated to serve on the boards of trustees/directors for each of the other funds so that a single, unitary board of trustees/directors would be elected for all of the funds.

The eight independent trustees/directors nominated to serve on the single, unitary board have been selected from among the independent trustees/directors currently serving on the boards of the funds. In this connection, the independent trustees/directors of the existing boards of the funds determined to create an ad hoc board consolidation committee (the "Committee") of four independent trustees/directors. An independent board member from each of the four fund families was selected to serve on the Committee. The Committee was assigned the responsibility of evaluating each existing board member's professional background and work experience, professional competencies, time availability and commitment, and overall past contribution to the board of an existing fund within the fund complex. The Committee was also responsible for developing recommendations for the size and actual membership of the new board. Among the core professional competencies and abilities that the Committee considered relevant in making its recommendations on board membership were a person's investment background, accounting/finance background, academic/theoretical background, marketing perspective, technology/systems background, leadership abilities, business acumen and entrepreneurial talent. In addition, the Committee took into account the age distribution, diversity and impact of regulatory requirements in its recommendations on the composition of the new board.

Based on the recommendations of the Committee, the independent trustees/directors of each of the funds' boards determined to fix the number of board members at nine, eight of whom would be independent board members and one of whom would be an inside board member. Each of the boards also approved the Committee's recommendations on the eight independent board member nominees and management's recommendation on the inside board member nominee.

The Committee does not have a charter. The Fund does not have a stated policy with regard to the consideration of board candidates nominated by shareholders. As part of the creation of the new Tamarack Funds Trust, which is being proposed as part of the integration initiative described above, it is expected that the Trust's board of trustees will establish various committees as part of the organization process for the Trust. As part of that process, the board of trustees will determine whether to establish a formal nominating committee, prepare a written charter for the committee, include a formal policy on consideration of shareholder nominations to serve on the board of trustees, define the material elements that would be included in any such policy, identify the process to be followed by such committee in identifying and evaluating nominees (including those recommended by shareholders), specify minimum qualifications for any committee-recommended nominees, including any specific qualities or skills, and establish a process for shareholders to send communications to the board of trustees.

SHAREHOLDER APPROVAL: Election of each of the Nominees to the Board of Trustees of the Fund will require a plurality of the votes cast at the Meeting.

                  THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY
                RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF
                 EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES.

                           ---------------------------

                                   PROPOSAL 2

                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                           ---------------------------

At a meeting of the Board held on November 24, 2003, the Board approved on behalf of the Fund an Agreement and Plan of Reorganization (the "Plan") substantially in the form attached to this Proxy Statement as EXHIBIT A. Fund shareholders are now being asked to approve the Plan. If shareholders of the Fund approve the proposal, the Trustees and officers of the Fund will execute and implement the Plan on behalf of the Fund. If approved, the Reorganization is expected to take effect on or about March 31, 2004 ("Closing Date"), although that date may be adjusted in accordance with the Plan.

OVERVIEW OF THE PROPOSAL

Fund shareholders are asked to consider the proposed Plan, which contemplates:

     o the transfer of all of the assets of the Fund to the Tamarack Fund in exchange for shares of the Tamarack Fund having an aggregate value equal to the transferred assets and liabilities of the Fund and the assumption by the Tamarack Fund of all of the liabilities of the Fund;

     o the distribution to each shareholder of each Fund of the same number of Class S shares of the Tamarack Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund held by that shareholder on the Closing Date; and

     o    the subsequent complete liquidation of the Fund.

For a more detailed discussion of the terms of the Plan, please refer to "Additional Information About the Plan," below.

Prior to shares of the Tamarack Fund being distributed to the Fund's shareholders, the Fund, as shareholder of the Tamarack Fund, will be asked to vote on certain issues regarding the organization of the Tamarack Funds Trust. The Fund will vote in favor of such matters regarding the organization of the Tamarack Funds Trust only to the extent that the Fund shareholders have voted in favor of the proposed Reorganization. Thus, shareholders of the Fund, in approving the proposed Reorganization, will also, in effect, be approving the following matters with respect to the Tamarack Funds Trust:

     o    Election of the nine Trustees described in Proposal 1;

     o Approval of an investment advisory agreement with Voyageur, which will be substantially similar to the investment advisory agreement currently in place with respect to the Fund, except as noted below;

     o Approval of an investment sub-advisory agreement between Voyageur and Denver Investment Advisors, LLC ("Denver Investment Advisors") with respect to the Fund, which will be substantially identical to the investment sub-advisory agreement currently in place between Voyageur and Denver Investment Advisors with respect to the Fund; and

     o Approval of the liquidation and dissolution of the Fund, to the extent such approval is required.

Fund shareholders are not being asked to vote separately on these issues. More information on each of these items is discussed below under "Matters on Which the Tamarack Fund Will Vote."

BOARD CONSIDERATION OF THE PLAN

The primary purposes of the proposed Reorganization are to seek future economies of scale and to eliminate certain costs associated with operating eight different business entities--J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc., RBC Funds, Inc. and Great Hall Investment Funds, Inc.--in three different states. In unanimously approving the Reorganization, the Board of Trustees determined that the proposed Reorganization would be in the best interests of the Fund and its shareholders and that the ownership interests of the Fund's shareholders would not be diluted as a result of the Reorganization. Key factors considered by the Board are summarized below:

     o Voyageur has informed the Trustees that it believes that by reorganizing the Fund and the other funds advised by Voyageur as separate series of a single entity, the Tamarack Funds Trust, the funds should be able to realize greater operating efficiencies.

     o The investment objective of the Fund will be identical to that of Tamarack Small-Cap International Fund, and Tamarack Small-Cap International Fund will be managed by the same personnel and, with a few exceptions that are the subject of Proposal 3, in accordance with the same investment strategies and techniques utilized in the management of the Fund immediately prior to the Reorganization.

     o The Fund's current investment advisor, Voyageur, and current sub-advisor, Denver Investment Advisors, will serve as investment advisor and sub-advisor respectively to Tamarack Small-Cap International Fund.

     o The terms of the current expense limitation agreement for the Fund, which is in place through May 1, 2005, would continue to be applied to Tamarack Small-Cap International Fund.

     o    The Fund will not bear any ordinary costs of the Reorganization.

     o Fund shareholders will continue to receive the same level of services currently provided by the Fund.

     o The Reorganization is intended to be tax-free for federal income tax purposes.

     o Shareholders' ownership interests will not be diluted as a result of the Reorganization.

     o The Trustees considered the benefits to Fund shareholders of the establishment of additional exchange privileges with respect to certain Tamarack Funds that would result from the Reorganization.

EFFECTS OF THE REORGANIZATION ON THE FUND AND ITS SHAREHOLDERS

Immediately after the Reorganization, shareholders of the Fund will own Class S shares of the Tamarack Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization (the "Closing"). For example, a shareholder who owns 100 shares of the Fund immediately prior to the Closing would own, immediately after the Closing, 100 Class S shares of the Tamarack Fund having the same net asset value as those 100 shares of the Fund held immediately prior to the Closing.

The Tamarack Fund will have Class A, B, C, R and S shares. Class A shares are not subject to any sales charge (load); they are subject to annual distribution and shareholder servicing fees of up to 0.50%. Class B shares are closed to new investors. [Class C shares are subject to a deferred sales charge (load) of [ ]% and annual distribution and shareholder servicing fees of up to [ ]%.] Class R shares will only be available to participants in certain retirement plans. Class S shares are not subject to any sales charge (load) or Rule 12b-1 distribution or service fees. Class S shares will be closed to new investors as of March 31, 2004. Class S shares will be open only to new investment by shareholders who owned shares of the Fund, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc. or the series of D.L. Babson Bond Trust immediately prior to the Closing.

As a result of the Reorganization, shareholders of the Fund, which is a series of J&B Funds, a Delaware statutory trust, will become Class S shareholders of the Tamarack Fund, which is a series of the Tamarack Funds Trust (also a Delaware statutory trust). For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see "Comparison of J&B Funds and the Tamarack Funds Trust" below.

THE REORGANIZATION WILL NOT RESULT IN ANY CHANGE IN THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, INVESTMENT ADVISOR OR SUB-ADVISOR OF THE FUND. IF PROPOSAL 3 IS APPROVED, WHETHER OR NOT THIS REORGANIZATION PROPOSAL IS APPROVED, CERTAIN CHANGES MAY BE MADE TO CURRENT INVESTMENT RESTRICTIONS OR POLICIES OF THE FUNDS, AS FURTHER DESCRIBED IN THAT PROPOSAL.

FOLLOWING THE REORGANIZATION, DENVER INTERNATIONAL ADVISORS WILL SERVE AS THE SUB-ADVISOR OF THE TAMARACK FUND. THE TAMARACK FUND WILL OFFER THE SAME SHAREHOLDER SERVICES AS THE FUND.

NO SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION

The full value of your shares of a Fund will be exchanged for Class S shares of the Tamarack Fund without any sales load, commission or other transactional fee being imposed.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

As a condition to the Fund's obligation to consummate the Reorganization, the Fund and the Tamarack Fund will receive an opinion from legal counsel to the Fund to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Plan constitute a tax-free reorganization for federal income tax purposes.

EXPENSES RELATED TO THE REORGANIZATION

Voyageur, the Fund's investment advisor, will bear all ordinary expenses associated with the Reorganization, other than any expenses individually incurred by shareholders. No extraordinary expenses are expected.

                      ADDITIONAL INFORMATION ABOUT THE PLAN

SUMMARY OF TERMS

The following is a summary of the Plan. This summary is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached as EXHIBIT A.

As stated above, with respect to the Fund and the Tamarack Fund, the Plan provides that all of the assets of the Fund will be transferred to the Tamarack Fund, which will assume all of the Fund's liabilities. Fund shareholders will receive that number of full and fractional Class S shares of the Tamarack Fund which is equivalent in number and value to the shares of the Fund held as of the close of business on the Closing Date. Immediately following the Reorganization, shareholders of the Fund will be shareholders of the Tamarack Fund and the Tamarack Fund will have no other shareholders. The Fund's shareholders will not pay a sales charge, commission or other transaction costs in connection with their receipt of shares of the Tamarack Fund.

The Plan must be approved by shareholders of the Fund.

The Reorganization is subject to a number of conditions, including the following: (1) approval of the Plan and the transactions contemplated thereby as described in this Proxy Statement by the shareholders of the Fund; (2) the receipt of certain legal opinions described in the Plan; (3) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Plan and other matters; and (4) the parties' performance in all material respects of their agreements and undertakings in the Plan. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan in EXHIBIT A.

If the shareholders approve the Plan and the various other conditions required for the Closing are satisfied, the Closing is expected to occur on or about March 31, 2004, or such other date as is agreed to by the Fund, on the basis of values calculated as of the close of regular trading on the New York Stock Exchange at the close of business on the Closing Date.

The Plan may be terminated (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2004, unless such date is extended by mutual agreement of the parties, (iii) by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan, or (iv) at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Board or the board of trustees of the Tamarack Fund make proceeding with the Reorganization inadvisable with respect to the Fund or the Tamarack Fund, respectively. The Plan may also be amended by mutual agreement of the parties in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of the Tamarack Fund to be issued to the Fund under the Plan to the detriment of the Fund's shareholders without their approval.

TAX CONSIDERATIONS

It is anticipated that the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. With respect to the Reorganization, the Tamarack Fund and the Fund will receive an opinion from Dechert LLP substantially to the effect that, based on certain facts, assumptions and representations, for federal income tax purposes: (1) the Reorganization will constitute a "reorganization" within the meaning of Code
Section 368(a); (2) the shareholders will recognize no gain or loss on their receipt of voting shares of the Tamarack Fund in exchange for their voting shares of the Fund pursuant to the Reorganization; (3) the Fund will not recognize gain or loss on the transfer of all of its assets to the Tamarack Fund solely in exchange for voting shares of the Tamarack Fund and the assumption by the Tamarack Fund of the Fund's liabilities pursuant to the Reorganization; (4) the Fund will not recognize gain or loss on its distribution of voting shares of the Tamarack Fund to its shareholders pursuant to the liquidation of the Fund;
(5) the Tamarack Fund will not recognize gain or loss on its acquisition of all of the assets of the Fund solely in exchange for voting shares of the Tamarack Fund and the assumption by the Tamarack Fund of the Fund's liabilities; (6) the tax basis of the voting shares of the Tamarack Fund received by each of the Fund's shareholders pursuant to the Reorganization will equal the tax basis of the voting shares of the Fund surrendered in exchange therefor; (7) the holding period of the voting shares of the Tamarack Fund received by each of the shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Fund exchanged therefor, provided that the shareholder held such shares as capital assets on the date of the Reorganization; (8) the Tamarack Fund's basis in the assets of the Fund received pursuant to the Reorganization will equal the Fund's basis in the assets immediately before the Reorganization; and (9) the Tamarack Fund's holding period in the Fund's assets received pursuant to the Reorganization will include the period during which the Fund held the assets. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized by the Fund or the Tamarack Fund in connection with any disposition of assets by the Fund or the Tamarack Fund prior to or following the Reorganization.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

              COMPARISON OF J&B FUNDS AND THE TAMARACK FUNDS TRUST

The Fund is a series of J&B Funds, a Delaware statutory trust governed by its Declaration of Trust, By-Laws and Board of Trustees. The Tamarack Funds Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of J&B Funds and the Tamarack Funds Trust are also governed by applicable state and Federal law.

Certain differences and similarities between the Tamarack Funds Trust and J&B Funds are summarized below, although this is not a complete list of comparisons. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request.

Importantly, the Trustees of the Tamarack Funds Trust will effectively have the same fiduciary obligations to act with due care and in the interest of the Tamarack Fund and its shareholders as do the Trustees of J&B Funds with respect to the Fund and its shareholders.

AGREEMENT AND DECLARATION OF TRUST. The Agreement and Declaration of Trust of the Tamarack Funds Trust is substantially similar to the Agreement and Declaration of Trust of J&B Funds. The Tamarack Funds Trust's Agreement and Declaration of Trust contains all of the provisions of the Agreements and Declarations of Trust of J&B Funds. In addition, the Tamarack Funds Trust's Agreement and Declaration of Trust contains: (1) a more detailed provision regarding involuntary redemptions (for example, involuntary redemptions in connection with a shareholder's failure to comply with customer identification (anti-money laundering) requirements), and (2) a new provision regarding derivative actions. The new provision regarding derivative actions provides that shareholders of any Tamarack Fund may not bring a derivative action to enforce the right of the Tamarack Funds Trust or a Tamarack Fund unless certain conditions are satisfied. The conditions include, among others, that (a) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (b) at least 10% of the shareholders of the Tamarack Funds Trust or the Tamarack Fund, as applicable, join in bringing the derivative action. A shareholder of a particular Tamarack Fund is not entitled to participate in a derivative action on behalf of any other Tamarack Fund.

BY-LAWS. The By-Laws of the Tamarack Funds Trust are substantially similar to the By-Laws of J&B Funds.

                  MATTERS ON WHICH THE TAMARACK FUND WILL VOTE

As noted above, in approving the Plan, Fund shareholders will also be authorizing the Fund to vote on various actions regarding the Tamarack Fund and the Tamarack Funds Trust. Fund shareholders are not being asked to vote separately on these actions. One of these actions will be to approve the election of Trustees of the Tamarack Funds Trust. The nominees for election will be the same Nominees elected under Proposal 1 at the Meeting. In addition, while it is the sole shareholder of the Tamarack Fund, the Fund will approve a new investment advisory agreement with Voyageur. The new investment advisory agreement will be substantially similar to the current investment advisory agreement for the Fund, except as noted in EXHIBIT C to this Proxy Statement. Furthermore, while the Fund is the sole shareholder of the Tamarack Fund, the Fund will approve a new sub-advisory agreement between Voyageur and Denver International Advisors with respect to the Tamarack Fund. The new sub-advisory agreement will be substantially identical to the sub-advisory agreement currently in effect for the Fund. For information about the new investment advisory agreement and the new sub-advisory agreement, please refer to EXHIBIT C to this Proxy Statement. Shareholders of the Fund approving of the Reorganization will also be approving the liquidation and dissolution of the Fund.

INVESTMENT ADVISOR

Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corporation, which maintains its offices at Dain Bosworth Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402. RBC Dain Rauscher Corporation is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"), which maintains its offices at 200 Bay Street, Toronto, Ontario, Canada M5J 2J5 A6 00000. RBC is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. As of October 31, 2003, RBC employs approximately 60,000 people who serve approximately 12 million personal, business and public sector customers in North America and in some 30 countries around the world.

Voyageur has been registered with the Securities and Exchange Commission ("SEC") as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402. Voyageur employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

On December 31, 2003, Voyageur succeeded to its affiliate, J&B, as investment advisor to the Fund. Following the Reorganization, Voyageur will serve as investment advisor to the Tamarack Fund.

Voyageur was formed in 1983 and currently provides investment advisory and administrative services to Great Hall Investment Funds, Inc., a series company that currently consists of five separately managed money market portfolios; RBC Funds, Inc., a series company that currently consists of six separately managed equity and fixed income portfolios; and the Babson Group of Funds, a family of ten individual equity, fixed income and money market funds and/or portfolios. The portfolios of Great Hall Investment Funds, Inc. serve principally as money market sweep vehicles for brokerage customers of RBC Dain Rauscher Inc. Voyageur also provides fixed income, equity and balanced portfolio management services to a variety of wrap programs, insurance company separate accounts, and private account clients, including individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments and healthcare organizations. As of October 31, 2003, Voyageur had approximately $23 billion in assets under management, approximately $10.7 billion of which was represented by the net assets of Great Hall Investment Funds, Inc., $317 million of which was represented by the net assets of RBC Funds, Inc., $1.2 billion of which was represented by the net assets of the Babson Group of Funds, and $12 million of which was represented by the net assets of J&B Funds.

EXHIBIT D to this Proxy Statement sets forth the amount of fees paid by the Fund to J&B, Voyageur's predecessor, under the previous management agreement and current investment advisory agreement during the most recently completed fiscal year. The Fund's advisory fee is subject to reduction pursuant to an Expense Limitation Agreement to maintain the Fund's total expenses at those rates that were in effect on May 1, 2003 until May 1, 2005. EXHIBIT D also sets forth information concerning the amount and purpose of payments made by the Fund to Voyageur or any affiliated person of Voyageur for services provided to the Fund (other than under the current investment advisory agreements or for brokerage commissions) during the most recently completed fiscal year. [In addition, EXHIBIT D presents information regarding brokerage commissions paid by the Fund to brokers affiliated with Voyageur.]

EXHIBIT E to this Proxy Statement sets forth information regarding other registered investment companies with investment objectives similar to the Fund for which Voyageur acts as investment advisor, including the rate of Voyageur's compensation.

EXHIBIT F to this Proxy Statement sets forth information regarding the principal executive officer and directors of Voyageur.

INVESTMENT SUB-ADVISOR

Voyageur employs at its own expense Denver Investment Advisors to serve as investment sub-advisor for the Fund. Located at Seventeenth Street Plaza, 1225 17th Street, Denver, Colorado 80202, Denver Investment Advisors was founded in 1958 as a wholly-owned subsidiary of a regional bank and was later organized as a management owned Colorado limited liability company in 1994. As of September 30, 2003, Denver Investment Advisors has nearly $6 billion in total assets under management.

Adam Schor, CFA Charterholder, manages the Fund. Prior to joining Denver Investment Advisors in 2000, Mr. Schor had been at Bee & Associates (currently a division of Denver Investment Advisors) since 1997. Mr. Schor has over 13 years investment management experience. Mr. Schor is assisted day to day by Kevin Beck, CFA, and John Fenley, CFA. Prior to joining the firm in 2000, Mr. Beck had been at Robert Fleming as a senior Latin American equity analyst since 1998. Mr. Beck has over 9 years experience in the investment industry. Prior to joining the firm in 2000, Mr. Fenley was a portfolio manager at Hansberger Global Investments. Mr. Beck has over 12 years experience in the investment industry.

Following the Reorganization, Denver Investment Advisors will serve as sub-advisor to the Tamarack Fund.

EXHIBIT D to this Proxy Statement sets forth the amount of fees paid by J&B to Denver Investment Advisors under the previous and current sub-advisory agreement during the fiscal year ended June 30, 2003. [EXHIBIT D also sets forth information concerning the amount and purpose of payments made by the Fund to Denver Investment Advisors or any affiliated person of Denver Investment Advisors for services provided to the Fund (other than under the current sub-advisory agreement or for brokerage commissions) during the fiscal year ended June 30, 2003. In addition, EXHIBIT D presents information regarding commissions paid by the Fund to brokers affiliated with Denver Investment Advisors.]

EXHIBIT E to this Proxy Statement sets forth information regarding other registered investment companies with investment objectives similar to the Fund for which Denver Investment Advisors acts as investment advisor, including the rate of Denver Investment Advisors' compensation.

EXHIBIT F to this Proxy Statement sets forth information regarding the principal executive officer and directors of Denver Investment Advisors.

                                      * * *

SHAREHOLDER APPROVAL: Approval of Proposal 2 will require the affirmative vote of a majority of the votes cast at the Meeting.

                  THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY
                  RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
                      APPROVE THE REORGANIZATION AGREEMENT.

                           ---------------------------

                                   PROPOSAL 3

                         APPROVAL OF THE MODIFICATION OF
              CERTAIN FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS

                           ---------------------------

The 1940 Act requires the Fund to adopt policies governing certain specified activities, which can be changed only by a shareholder vote. Policies that cannot be changed or eliminated without a shareholder vote are referred to in this Proxy Statement as "fundamental" policies or restrictions. The purpose of this Proposal is to standardize the investment policies/restrictions among the Fund, the Babson Group of Funds, the RBC Funds and the Great Hall Investment Funds and to modify certain of the Fund's policies/restrictions so as to provide the Fund's Board with the maximum permitted flexibility under applicable law. The Proposal is described in more detail below.

EACH OF THE FUNDAMENTAL POLICIES/RESTRICTIONS PROPOSED FOR REVISION RELATES TO AN ACTIVITY THAT THE 1940 ACT ONLY PERMITS TO BE CHANGED BY SHAREHOLDER APPROVAL. SHAREHOLDERS ARE BEING ASKED TO APPROVE AMENDMENTS TO THESE INVESTMENT POLICIES/RESTRICTIONS, AS SET FORTH IN PROPOSALS 3.A-3.H.

The Fund's current fundamental policies/restrictions are set forth in EXHIBIT G to this Proxy Statement. Changes in fundamental policies/restrictions that are approved by shareholders, as well as changes in non-fundamental policies/restrictions that are adopted by the Board, will be reflected in the Fund's Prospectus and other disclosure documents. Any change in the method of operation of the Fund will require prior Board approval. Should shareholders approve the Proposal, the Fund would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder.

Approval of each item of this Proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities (as that term is defined in the 1940 Act). In addition, approval of changes to the Fund's fundamental investment policies/restrictions will not be dependent upon your vote on Proposal 2 regarding the Reorganization. Therefore, if approved by shareholders, these changes would take effect regardless of the vote with respect to the Reorganization. Should shareholders also approve the proposed Reorganization, the Tamarack Fund would have as its fundamental investment policies/restrictions those revised fundamental investment policies/restrictions approved by the Fund's shareholders. Should the Fund's shareholders not approve an item of this Proposal to amend a particular fundamental investment policy/restriction, the Fund's current fundamental investment policy/restriction, as set forth in EXHIBIT G, would continue to apply unchanged.

                         PROPOSAL 3.A -- DIVERSIFICATION

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, the Fund's sub-classification as a diversified or non-diversified Fund would read:

          The Fund has elected to be classified as a diversified series of an open end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

DISCUSSION OF PROPOSED MODIFICATION

Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. Under the 1940 Act, a diversified fund generally is required to have 75% of its total assets invested in (1) cash and cash items (including receivables), obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities of other investment companies; or (2) other securities limited for any one issuer to an amount (x) not greater than 5% of the total assets of the fund, and (y) not more than 10% of the outstanding voting securities of such issuer.

The proposed policy/restriction with respect to the Fund's sub-classification has been reworded without making any material changes and is intended to standardize the fundamental investment policies/restrictions among the Fund, the Babson Group of Funds, the RBC Funds and the Great Hall Funds.

                            PROPOSAL 3.B -- BORROWING

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, the Fund's fundamental investment policy/restriction regarding borrowing would read:

          The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED MODIFICATION

The proposed policy/restriction with respect to borrowing has been reworded without making any material changes and is intended to standardize the fundamental investment policies/restrictions among the Fund, the Babson Group of Funds, the RBC Funds and the Great Hall Funds.

                        PROPOSAL 3.C -- SENIOR SECURITIES

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, the Fund's fundamental investment policy/restriction regarding issuing senior securities would read:

          The Fund will not issue any class of senior securities, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED MODIFICATION

The proposed policy/restriction with respect to issuing senior securities has been reworded without making any material changes and is intended to standardize the fundamental investment policies/restrictions among the Fund, the Babson Group of Funds, the RBC Funds and the Great Hall Funds.

                     PROPOSAL 3.D -- UNDERWRITING SECURITIES

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, the Fund's fundamental investment policy/restriction regarding underwriting securities would read:

          The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.

DISCUSSION OF PROPOSED MODIFICATION

The proposed policy/restriction with respect to underwriting securities has been reworded without making any material changes and is intended to standardize the fundamental investment policies/restrictions among the Fund, the Babson Group of Funds, the RBC Funds and the Great Hall Funds.

                           PROPOSAL 3.E -- REAL ESTATE

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, the Fund's fundamental investment policy/restriction regarding investments in real estate would read:

          The Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.

DISCUSSION OF PROPOSED MODIFICATION

The proposed policy/restriction with respect to purchasing and selling real estate has been reworded without making any material changes and is intended to standardize the fundamental investment policies/restrictions among the Fund, the Babson Group of Funds, the RBC Funds and the Great Hall Funds.

                          PROPOSAL 3.F -- MAKING LOANS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, the Fund's fundamental investment policy/restriction regarding making loans would read:

          The Fund will not make loans, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED MODIFICATION

The proposed policy/restriction permits the Fund to engage in securities lending to the full extent permitted under applicable law and regulation. Therefore, should the SEC staff modify the requirements governing an investment company's loan of its securities in the future, under the proposed policy/restriction, the Fund would be able to take advantage of that increased flexibility without requiring further shareholder action. The proposed policy/restriction is also intended to standardize the fundamental investment policies/restrictions among the Fund, the Babson Group of Funds, the RBC Funds and the Great Hall Funds.

                  PROPOSAL 3.G -- CONCENTRATION OF INVESTMENTS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, the Fund's fundamental investment policy/restriction regarding concentration of investments would read:

          The Fund will not concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by a regulatory authority having jurisdiction, except that this restriction will not apply to the Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

DISCUSSION OF PROPOSED MODIFICATION

The proposed policy/restriction with respect to concentration of investments has been reworded without making any material changes and is intended to standardize the fundamental investment policies/restrictions among the Fund, the Babson Group of Funds, the RBC Funds and the Great Hall Funds.

                           PROPOSAL 3.H -- COMMODITIES

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, the Fund's fundamental investment policy/restriction regarding investments in commodities would read:

          The Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED MODIFICATION

The current fundamental investment policy/restriction prohibits the Fund from investing in commodities or commodity contracts, but excepts certain financial instruments, such as futures contracts and options on futures contracts, which under some interpretations may be deemed commodities. The proposed policy/restriction permits the Fund to purchase or sell commodities to the full extent permitted under applicable law and regulation and is intended to standardize the fundamental investment policies/restrictions among the Fund, the Babson Group of Funds, the RBC Funds and the Great Hall Funds.

SHAREHOLDER APPROVAL: Approval of Proposals 3.A - 3.H will require the affirmative vote of a majority of the outstanding shares of the Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a "majority of the outstanding shares" means the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

             THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
                 OF THE FUND APPROVE PROPOSALS 3.A THROUGH 3.H.

                           ---------------------------

                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                           ---------------------------

Upon the recommendation of the Audit Committee, the Board of Trustees has selected Deloitte & Touche LLP ("Deloitte") to serve as independent auditors of the Fund with respect to its financial statements for its current fiscal year and recommends that shareholders ratify such selection. Deloitte has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. Representatives of Deloitte are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Deloitte also serves as the independent auditors of the Babson Group of Funds, Great Hall Investment Funds, Inc. and RBC Funds, Inc.

The Audit Committee is required to pre-approve all audit services and non-audit services that an independent auditor provides to the Fund. Furthermore, the Audit Committee is required to pre-approve any engagement of the Fund's independent auditor to provide non-audit services to Voyageur or any affiliate of Voyageur that provides ongoing services to the Fund, if such engagement would relate directly to the Fund's operations and financial reporting. The Audit Committee may delegate to one or more of its members authority to pre-approve the auditor's provision of audit and/or non-audit services to the Fund, or the provision of non-audit services to Voyageur or any service provider affiliated with Voyageur. The Audit Committee will also review at least annually whether any receipt of non-audit fees by the Fund's independent auditor from (i) the Fund, (ii) other funds advised by Voyageur or its affiliates, (iii) Voyageur or any entity controlling or controlled by Voyageur, and (iv) any investment advisor or investment company service provider under common control with Voyageur is compatible with maintaining the independence of the independent auditor.

PricewaterhouseCoopers LLP ("PwC") served as independent auditors of the Fund for the fiscal year ended June 30, 2003. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. For further information about the Fund's independent auditors, please refer to the "Independent Auditors" section under "General Information About the Fund" below.

                                      * * *

SHAREHOLDER APPROVAL: Approval of Proposal 4 by the Fund's shareholders will require the affirmative vote of a majority of the votes cast at the Meeting.


                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                THE SHAREHOLDERS OF THE FUND APPROVE PROPOSAL 4.


                                 OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices, 60 South Sixth Street, Minneapolis, Minnesota 55402, so they are received within a reasonable time before any such meeting. An opportunity will be provided at the Meeting for shareholders present in person to present a motion to the Meeting. Should any properly presented motion or any other matter requiring a vote of the shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Fund.

                               VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card, is first being mailed to Fund shareholders on or about January 22, 2004. Only shareholders of record as of the close of business on January 15, 2004 ("Record Date"), will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting at which the matter is voted on by written notice to the Secretary of the Fund at the address on the cover of this Proxy Statement or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization contemplated thereby. Shareholders holding shares through a broker-dealer who wish to vote or revoke their proxies in person will need to present a valid proxy obtained from their broker-dealer. Each share of record on the Record Date is entitled to one vote on each matter presented at the Meeting, with proportionate votes for fractional shares.

The Fund requests that broker-dealer firms, custodians, nominees and fiduciaries forward proxy material to the beneficial owners of the shares held of record by such persons. Voyageur may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by Voyageur. Voyageur has engaged [SOLICITOR NAME] to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, of up to $[ ].

SHARE INFORMATION

As of the close of business on the Record Date, the Fund had [NUMBER] shares outstanding.

QUORUM

The presence in person or by proxy of 33 and 1/3% of the shares entitled to vote at the Meeting shall constitute a quorum at the Meeting.

VOTING REQUIREMENT

In Proposal 1, Nominees for Trustee receiving a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists will be elected to the Board of Trustees. Proposals 2 and 4 require the affirmative vote of the majority of votes cast at a meeting at which a quorum is present. Proposals 3.A-3.H each require the vote of the majority of the Fund's outstanding voting securities, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

ADJOURNMENT

In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast; no effect on Proposals 2 and 4, for which the required vote is a majority of the votes cast; and will effectively be a vote against adjournment and against Proposals 3.A-3.H, for which the required vote is a percentage of the shares outstanding or present, and entitled to vote on the matter.
                               PROXY SOLICITATION

[Proxies are being solicited by mail. This Proxy Statement is first being mailed on or about January 22, 2004 to shareholders of record as of January 15, 2004. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of Voyageur and its affiliates or by proxy soliciting firms retained by Voyageur. Voyageur has retained [SOLICITOR NAME] to provide proxy solicitation services in connection with the Meeting at an estimated cost of $[ ]. In addition, Voyageur may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to beneficial owners of Fund shares. The cost of the solicitation will be borne by Voyageur. In addition to returning a written proxy card, Fund shareholders may authorize Voyageur or [SOLICITOR NAME] by telephone to execute proxies on their behalf. As the meeting date approaches, shareholders of each Fund may receive a call from a representative of Voyageur or [SOLICITOR NAME] if the Fund has not yet received their votes.

Proxies that are obtained will be recorded in accordance with the following procedures. In all cases where a telephonic proxy is solicited, a Voyageur or [SOLICITOR NAME] representative is required to ask the shareholder for the shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail. A Voyageur or [SOLICITOR NAME] representative is required to verify the identification information provided on the call against shareholder information provided by the Fund. If the information solicited is successfully verified, the Voyageur or [SOLICITOR NAME] representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder's instructions on each Proposal. The Voyageur or [SOLICITOR NAME] representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Voyageur or [SOLICITOR NAME] will record the shareholder's instructions on the card. Within 72 hours, Voyageur or [SOLICITOR NAME] will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call Voyageur or [SOLICITOR NAME] immediately if the shareholder's instructions are not correctly reflected in the confirmation. Voyageur believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.]

                                BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of the Fund as of [DATE], to the best of the Fund's knowledge, please refer to EXHIBIT H.

                           INFORMATION ABOUT THE FUNDS

Set forth below is a description of the current service providers of the Fund and the proposed service providers of the Tamarack Funds Trust.

INVESTMENT ADVISOR AND  SUB-ADVISOR

For information about Voyageur and Denver Investment Advisors, please refer to Proposal 2 above.

DISTRIBUTOR, ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT

Voyageur serves as the Fund's administrator. J&B, located at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, serves as the Fund's distributor. BISYS Fund Services Limited Partnership ("BISYS LP") serves as the Fund's sub-administrator and fund accounting agent. Boston Financial Data Services ("BFDS") serves as the Fund's transfer agent. Wells Fargo Bank Minnesota, N.A. ("Wells Fargo") serves as the Fund's custodian. These service providers will provide the same services to the Tamarack Fund.

INDEPENDENT AUDITORS

On November 24, 2003, the Board of Trustees selected Deloitte as independent auditors of the Fund for the fiscal year ending June 30, 2004. Deloitte has confirmed to the Audit Committee of the Board of Trustees ("Audit Committee") that they are independent auditors with respect to the Fund.

For the fiscal year ended June 30, 2003, PwC served as the Fund's independent auditor. In July and August 2003, a PwC affiliate in Canada provided certain prohibited non-audit services for the benefit of a Canadian subsidiary of RBC, the indirect parent company of J&B, the Fund's investment advisor at that time. PwC represented to the Fund that although the provision of these services may have impaired their independence under SEC rules, PwC personnel working on the audit of the Fund for the fiscal years ended June 30, 2003 had no knowledge of the situation in Canada until after the audit of the Fund had been completed and the audited financial statements had been sent to Fund shareholders. As a result of the PwC affiliate in Canada's provision of these services, PwC declined to seek appointment as independent auditors for the Fund for the fiscal year ending June 30, 2004. During the Fund's fiscal year ended June 30, 2003, PwC's audit reports concerning the Fund contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal year ended June 30, 2003, and through the date upon which it declined to seek appointment as the Fund's independent auditors, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

Ernst & Young, LLP ("E&Y") served as independent auditors of the Fund for the fiscal year ended June 30, 2002. Due to the acquisition of J&B, the Fund's investment advisor at the time, by RBC Dain Rauscher Corporation, a subsidiary of Royal Bank of Canada, E&Y determined that it was no longer independent of the Fund, and thus resigned as the Fund's independent auditors as of May 1, 2003. During the Fund's fiscal year ended June 30, 2002, E&Y's audit reports concerning the Fund contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audit for the fiscal year ended June 30, 2002, and through May 1, 2003, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

Certain information concerning the fees and services provided by PwC and E&Y to the Fund and to Voyageur and its affiliates for each entity's two most recent fiscal years is provided below.

AUDIT FEES. The aggregate fees billed by PwC for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended June 30, 2003 were $ [ ]. The aggregate fees billed by E&Y for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended June 30, 2002 were $ [ ].

AUDIT-RELATED FEES. The aggregate fees billed by PwC for professional services rendered that are related to the audit of the Fund's annual financial statements but not reported under "Audit Fees" above for the fiscal year ended June 30, 2003 were $ [ ]. In addition, the aggregate fees billed by PwC for such services rendered to J&B, or an affiliate thereof that provides ongoing services to the Fund, relating to the operations and financial reporting of the Fund and subject to pre-approval by the Audit Committee, for the fiscal year ended June 30, 2003 were $ [ ]. The aggregate fees billed by E&Y for professional services rendered that are related to the audit of the Fund's annual financial statements but not reported under "Audit Fees" above for the fiscal year ended June 30, 2002 were $ [ ]. In addition, the aggregate fees billed by E&Y for such services rendered to J&B, or an affiliate thereof that provides ongoing services to the Fund, relating to the operations and financial reporting of the Fund and subject to pre-approval by the Audit Committee, for the fiscal year ended June 30, 2002 were $ [ ].

TAX FEES. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended June 30, 2003 were $ [ ]. In addition, the aggregate fees billed by PwC for such services rendered to J&B, or an affiliate thereof that provides ongoing services to the Fund, relating to the operations and financial reporting of the Fund and subject to pre-approval by the Audit Committee, for the fiscal year ended June 30, 2003 were $ [ ]. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended June 30, 2002 were $ [ ]. In addition, the aggregate fees billed by E&Y for such services rendered to J&B, or an affiliate thereof that provides ongoing services to the Fund, relating to the operations and financial reporting of the Fund and subject to pre-approval by the Audit Committee, for the fiscal year ended June 30, 2002 were $ [ ].

ALL OTHER FEES. The aggregate fees billed by PwC for professional services rendered for products and services other that those described above for the fiscal years ended June 30, 2003 were $ [ ]. In addition, the aggregate fees billed by PwC for such services rendered to J&B, or an affiliate thereof that provides ongoing services to the Fund, relating to the operations and financial reporting of the Fund and subject to pre-approval by the Audit Committee, for the fiscal year ended June 30, 2003 were $ [ ]. The aggregate fees billed by E&Y for professional services rendered for products and services other that those described above for the fiscal years ended June 30, 2002 were $ [ ]. In addition, the aggregate fees billed by E&Y for such services rendered to J&B, or an affiliate thereof that provides ongoing services to the Fund, relating to the operations and financial reporting of the Fund and subject to pre-approval by the Audit Committee, for the fiscal year ended June 30, 2002 were $ [ ].

The Audit Committee considered whether the services described above were compatible with PwC's and E&Y's independence. The Audit Committee also considered whether the provision of all other non-audit services rendered to J&B, or an affiliate thereof that provides ongoing services to the Fund, was compatible with maintaining the independence of PwC and E&Y, respectively. The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any independent auditor is approved. Such procedures provide that: (1) before an auditor is engaged by the Fund to render audit services, the Audit Committee shall review and approve the engagement; (2) the Audit Committee shall review and approve in advance any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that the Fund employ its auditor to render "permissible non-audit services" to the Fund, or any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that Voyageur, and any entity controlling, controlled by, or under common control with Voyageur that provides ongoing services to the Fund, employ the Fund's auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Fund; (3) as a part of any such review, the Audit Committee shall consider whether the provision of such services is consistent with the auditor's independence; and (4) the Audit Committee may delegate to one or more of its members ("Delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the Fund, or the provision of non-audit services to Voyageur or any Voyageur-affiliated service provider, provided that any pre-approval determination made by a Delegate is presented to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management.

The percentage of the services rendered described under "Audit-Related Fees," "Tax Fees" and "All Other Fees," above, for which pre-approval was waived subject to the de minimis exception as permitted by applicable law amounted to [ ]%. The percentage of such services rendered to J&B, or an affiliate thereof that provides ongoing services to the Fund, amounted to [ ]%.

The aggregate non-audit fees billed by PwC for services rendered to the Fund and to J&B, or an affiliate of J&B that provided ongoing services to the Fund, for the fiscal year ended June 30, 2003 were $ [ ]. The aggregate non-audit fees billed by E&Y for services rendered to the Fund and to J&B, or an affiliate of J&B that provided ongoing services to the Fund, for the fiscal year ended June 30, 2002 were $ [ ].

                             SHAREHOLDER INFORMATION

To help lower the impact of operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Fund at (866) 409-2550 or writing to the Fund at 60 South Sixth Street, Minneapolis, Minnesota 55402 and requesting the additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

                                  LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Tamarack Funds Trust will be passed upon by Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116.

                                    EXHIBIT A


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____day of _____, 2004, by Tamarack Funds Trust ("New Acquiring Trust"), a Delaware statutory trust, with its principal place of business at _____, on behalf of each of its separate series listed on Schedule A (each, an "Acquiring Fund"), and J&B Funds ("Target Trust"), a Delaware statutory trust, with its principal place of business at _____, on behalf of each of its separate series listed on Schedule A (each, a "Target Fund", and together with its corresponding Acquiring Fund, a "Fund" and together, the "Funds"). Each Acquiring Fund has been organized to hold the assets of a Target Fund and such Acquiring Fund has had no assets (other than the seed capital required by Section 14(a) of the Investment Company Act of 1940, as amended ("1940 Act")) and has carried on no business activities prior to the date first shown above and will have had no assets (other than the required seed capital) and will have carried on no business activities prior to the consummation of this transaction described herein.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer of all of the assets of each Target Fund to the corresponding Acquiring Fund in exchange solely for Class S shares ($0.01 par value per share) of such Acquiring Fund (the "Acquiring Fund Shares"), the assumption by such Acquiring Fund of all of the liabilities of such Target Fund and the distribution of such Acquiring Fund Shares to the shareholders of such Target Fund in complete liquidation of such Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. All references in this Agreement to action taken by an Acquiring Fund shall be deemed to refer to action taken by New Acquiring Trust on behalf of such Acquiring Fund; and all references in this Agreement to action taken by a Target Fund shall be deemed to refer to action taken by Target Trust on behalf of such Target Fund. Notwithstanding anything to the contrary in this Agreement, the rights and obligations of each Acquiring Fund, and the New Acquiring Trust with respect to that Acquiring Fund, and each Target Fund, and the Target Trust with respect to that Target Fund, are not contingent upon the satisfaction by any other Acquiring Fund or Target Fund, as applicable, of its obligations under this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH TARGET FUND TO CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES AND THE LIQUIDATION OF TARGET FUND

         1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer to the corresponding Acquiring Fund all of its assets as set forth in section 1.2, and such Acquiring Fund agrees in exchange therefor (i) to deliver to the Target Fund that number of full and fractional Acquiring Fund Shares corresponding to the Target Fund shares as of the time and date set forth in section 2.1; and (ii) to assume all of the liabilities of the Target Fund, as set forth in Section 1.2. All such Acquiring Fund Shares delivered to the Target Funds shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

         1.2. The assets of each Target Fund to be acquired by the corresponding Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the

Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Time (as defined in Section 2.1). The liabilities of each Target Fund to be assumed by the corresponding Acquiring Fund (the "Liabilities") shall consist of all liabilities of the Target Fund existing at the Valuation Time, whether accrued or contingent, known or unknown.

         1.3. Immediately upon delivery to a Target Fund of the corresponding Acquiring Fund Shares, the Target Fund, as the then sole shareholder of the corresponding Acquiring Fund, shall (i) elect trustees of the New Acquiring Trust, (ii) approve the advisory and any sub-advisory agreements, (iii) approve the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, as applicable, (iv) ratify the selection of the New Acquiring Trust's independent accountants, and (v) take such other steps related to the inception of operations of such Acquiring Fund as deemed necessary or appropriate by the Trustees of New Acquiring Trust.

         1.4. With respect to each pair of Funds, immediately following the action contemplated by Section 1.3, the Target Fund will distribute to its shareholders of record (the "Target Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the corresponding Acquiring Fund Shares received by the Target Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to the Target Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. An Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. With respect to each pair of Funds, the aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund. Acquiring Funds will not issue certificates representing Acquiring Fund Shares issued in connection with such exchanges.

         1.5. Ownership of Acquiring Fund Shares of each Acquiring Fund will be shown on its books.

         1.6. Any reporting responsibility of a Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

         1.7. All books and records of a Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the corresponding Acquiring Fund from and after the Closing Date and shall be turned over to the corresponding Acquiring Fund as soon as practicable following the Closing Date.

2. VALUATION

         2.1. With respect to each pair of Funds, the value of the Assets shall be computed as of the date and time ("Valuation Time") that is the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date (as defined in section 3.1) after the declaration and payment of any dividends and/or other distributions on the Closing Date, using such valuation procedures as are disclosed in the then-current prospectus and/or statement of additional information for the Acquiring Fund and as have been approved by its Board of Trustees, copies of which have been delivered to the Target Fund.

         2.2. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3. CLOSING AND CLOSING DATE

         3.1. The Closing of the transactions contemplated by this Agreement shall be March 31, 2004, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place immediately after of 4:00 p.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of New Acquiring Trust, _____, or at such other place and time as the parties may agree.

         3.2. Each Target Fund shall deliver to the corresponding Acquiring Fund on the Closing Date a schedule of Assets.

         3.3. With respect to each pair of Funds, the Target Fund shall direct Wells Fargo Bank Minnesota, N.A., as custodian for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Wells Fargo Bank Minnesota, N.A., as custodian for the corresponding Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         3.4. Each Target Fund shall direct Boston Financial Data Services ("Transfer Agent"), as transfer agent for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund shares, as applicable, owned by each such shareholder immediately prior to the Closing. The corresponding Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to that Target Fund's account on the books of such Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

         3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of a Target Fund or a corresponding Acquiring Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading thereupon or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the shares of Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.6. The liabilities of each Target Fund shall include all of such Target Fund's liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to any deferred compensation to such Target Fund's board members.

4. REPRESENTATIONS AND WARRANTIES

         4.1. With respect to each pair of Funds, except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of Target Trust, Target Trust, on behalf of the corresponding Target Fund, represents and warrants to the Acquiring Fund as follows:

                  (a) The Target Fund is duly established as a series of Target Trust, which is a trust duly organized and validly existing under the laws of the State of Delaware, with power under Target Trust's Declaration of Trust, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of Target Fund, to carry out this Agreement. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not reasonably be expected to have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its Assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not reasonably be expected to have a material adverse effect on the Target Fund;

                  (b) The Target Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

                  (d) The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund, will not, (i) result in a material violation of Delaware law or of its Declaration of Trust or By-Laws; (ii) result in a material violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound; or (iii) result in the creation or imposition of any lien, charge or encumbrance or any property or assets of the Target Fund;

                  (e) All material contracts or other commitments of the Target Fund (other than this Agreement and any contracts listed on Schedule B) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed on Schedule B is a valid, binding and enforceable obligation of each party thereto and the assignment by the Target Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder;

                  (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any properties or assets held by it. The Target Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of the Target Fund at and for the fiscal year ended June 30, 2003, have been audited by PricewaterhouseCoopers LLP, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to Acquiring Fund) present fairly, in all material respects, the financial position of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (h) Since June 30, 2003, there has not been any material adverse change in the Target Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the corresponding Acquiring Fund. For purposes of this subsection (h), a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund's portfolio, the discharge of the Target Fund liabilities, or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change;

                  (i) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code;

                  (k) All issued and outstanding shares of the Target Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund shares, nor is there outstanding any security convertible into any of the Target Fund shares;

                  (l) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the corresponding Acquiring Fund pursuant to section 1.2 and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances and upon delivery and payment for such Assets, such Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act;

                  (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of Target Trust, (including the determinations required by Rule 17a-8(a) under the 1940
         Act), and, subject to the approval of the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (o) At the Closing Date, the then current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

                  (p) The Proxy Statement (as defined in section 5.7), insofar as it relates to the Target Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading;

         provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Acquiring Fund for use therein.

         4.2. With respect to each pair of Funds, except as has been fully disclosed to the Target Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of New Acquiring Trust, New Acquiring Trust, on behalf of the corresponding Acquiring Fund, represents and warrants to the Target Fund as follows:

                  (a) The Acquiring Fund is duly organized as a series of New Acquiring Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware with the power under New Acquiring Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement;

                  (b) New Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder, and the registration of Acquiring Fund Shares will be in full force and effect on the Closing Date;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not, (i) result in a material violation of Delaware law or its then current Declaration of Trust or By-Laws; (ii) result in a material violation or breach of or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which New Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which New Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound; nor
         (iii) result in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

                  (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (f) Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company for its first taxable year that ends after the Closing Date and will be eligible to, and will for such taxable year, compute its Federal income tax under Section 852 of the Code;

                  (g) Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by New Acquiring Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (h) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of New Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of New Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (i) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (j) At the Closing Date, the then current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (k) Prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have had no assets or liabilities other than the seed capital required by Section 14(a) of the 1940 Act.

5. COVENANTS OF ACQUIRING FUND OR TARGET FUND OR BOTH

         5.1. Each Target Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that
(a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Target Fund's normal operations.

         5.2. Each Target Fund covenants that, upon reasonable notice, the corresponding Acquiring Fund's officers and agents shall have reasonable access to the Target Fund's books and records necessary to maintain current knowledge of the Target Fund and to ensure that the representations and warranties made by the Target Fund are accurate.

         5.3. Each Target Fund covenants to call a meeting of Target Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 30, 2004.

         5.4. Each Target Fund covenants that the corresponding Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.5. Each Target Fund covenants that it will assist the corresponding Acquiring Fund in obtaining such information as such Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.

         5.6. With respect to each pair of Funds, each of Acquiring Fund and Target Fund, on behalf of itself, covenants that, subject to the provisions of this Agreement, it will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.7. Each Target Fund covenants that it will prepare, file with the Commission, and deliver to the corresponding Acquired Fund Shareholders in connection with such meeting, a proxy statement on Schedule 14A ("Proxy Statement") in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.

         5.8. Each Acquiring Fund covenants that it will provide the corresponding Target Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

         5.9. Each Target Fund covenants that it will, from time to time, as and when reasonably requested by the corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as such Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm such Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

         5.10. Each Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that such Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

         5.11. Each Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TARGET FUND

         With respect to the Reorganization, the obligations of each Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1. All representations and warranties of New Acquiring Trust, on behalf of the corresponding Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         6.2. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to New Acquiring Trust, on behalf of the Target Fund, and dated as of the Closing Date, to the effect that the representations and warranties of New Acquiring Trust with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.

         6.3. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

         With respect to the Reorganization, the obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         7.1. All representations and warranties of such Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         7.2. The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund's Assets and liabilities as of the Closing Date, certified by the Treasurer of the Target Fund.

         7.3. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

         7.4. The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND TARGET FUND

         With respect to each pair of Funds, if any of the conditions set forth below have not been met on or before the Closing Date with respect to a Target Fund or Acquiring Fund, the other party to this

Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1. This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund's Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this section 8.1.

         8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4. The Registration Statement with respect to the Acquiring Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5. With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP addressed to each Acquiring Fund and Target Fund, in a form reasonably satisfactory to each such party, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to each Acquiring Fund of all of the assets of the corresponding Target Fund in exchange solely for such Acquiring Fund Shares and the assumption by such Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution of such shares to the Target Fund Shareholders in exchange for their shares of the Target Fund in complete liquidation of the Target Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and such Acquiring Fund and the Target Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to such Acquiring Fund in exchange solely for such Acquiring Fund Shares and the assumption by such Acquiring Fund of all of the liabilities of the Target Fund;
(iii) the basis of the assets of the Target Fund in the hands of such Acquiring Fund will be the same as the basis of such assets of the Target Fund immediately prior to the transfer; (iv) the holding period of the assets of the Target Fund in the hands of such Acquiring Fund will include the period during which such assets were held by the Target Fund; (v) no gain or loss will be recognized by such Acquiring Fund upon the receipt of the assets of the Target Fund in exchange for such Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the receipt of such Acquiring Fund Shares solely in exchange for their shares of the Target Fund as part of the transaction; (vii) the basis of such Acquiring Fund Shares received by the Target Fund Shareholders will be the same as the basis of the shares of the Target Fund exchanged therefor; and (viii) the holding period of such Acquiring Fund Shares received by

Target Fund Shareholders will include the holding period during which the shares of the Target Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Target Fund were held as capital assets in the hands of the Target Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of New Acquiring Trust and the Target Fund. Notwithstanding anything herein to the contrary, neither such Acquiring Fund nor the Target Fund may waive the condition set forth in this section 8.5. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized by a Target Fund or Acquiring Fund in connection with any dispositions of assets by such Fund prior to or following its Reorganization.

         8.6. The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

9. INDEMNIFICATION

         9.1. Each Acquiring Fund agrees to indemnify and hold harmless the corresponding Target Fund and each of such Target Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, such Target Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         9.2. Each Target Fund agrees to indemnify and hold harmless the corresponding Acquiring Fund and each of such Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, such Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

         10.1. Each of New Acquiring Trust, on behalf of each Acquiring Fund, and Target Trust, on behalf of each Target Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

         10.2. Voyageur Asset Management, Inc. ("Voyageur") will bear all the expenses associated with the Reorganization, except that Acquiring Fund will bear all SEC registration fees (which are currently estimated to be $_____). Any such expenses which are so borne by Voyageur will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B.
187. Target Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1. Each Fund agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquiring Funds and Target Funds in sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transactions applicable to such party (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2004, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; or (iv) upon the resolution of either of the Board of Trustees of New Acquiring Trust or the Board of Directors of Target Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to New Acquiring Trust or Target Trust, respectively. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of Target Trust and any authorized officer of New Acquiring Trust; provided, however, that following the meeting of Target Fund Shareholders called by Target Trust pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable Target Fund, _____, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: Joseph R. Fleming, Esq., or to the applicable Acquiring Fund, _____, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: Joseph R. Fleming, Esq., or to any other address that Target Funds or Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

         15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of each Acquiring Fund and Target Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         15.4. Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of New Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

         15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without regard to its principles of conflicts of laws.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                 TAMARACK FUNDS TRUST,
                                        on behalf of each Acquiring Fund


                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------

--------------------------------------
Secretary



Attest:                                      J&B FUNDS,
                                             on behalf of each Target Fund


                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------

--------------------------------------
Secretary

                                                                      Schedule A
                                                                      ----------


--------------------------------------------------------------------------------
TARGET FUNDS                                                ACQUIRING FUNDS
--------------------------------------------------------------------------------
J&B Small-Cap International Fund, a separate series
of J&B Funds
--------------------------------------------------------------------------------

                                                                      Schedule B
                                                                      ----------

                                    EXHIBIT B


                     CURRENT EXECUTIVE OFFICERS OF THE FUND

                                                       TERM OF OFFICE
                                   POSITION(S) WITH    AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST 5
NAME, ADDRESS(1) AND AGE               EACH FUND        TIME SERVED                          YEARS
=========================================================================================================================
Jennifer Lammers                 President and        One year term;        Managing Director, Voyageur Asset Management
                                 Chief Executive      served since July     (2000 to present); Mutual Fund Services
Age: 42                          Officer              2003                  Director, Voyageur Asset Management (2003 to
                                                                            present); Chief Financial Officer, Great
                                                                            Hall Investment Funds, Inc. (2001-2003);
                                                                            Compliance Officer, Great Hall Investment
                                                                            Funds, Inc. (2000-2001); Director of
                                                                            Finance, Voyageur Asset Management
                                                                            (2000-2003); Vice President and Manager,
                                                                            Financial Reporting, RBC Dain Rauscher
                                                                            (1998-2000); President and Chief Executive
                                                                            Officer(2).

Christopher J. Tomas             Treasurer, Chief     One year term;        Vice President and Finance Manager, RBC Dain
                                 Financial Officer    served since July     Rauscher (2001 to present); Senior Financial
Age: 33                          and Principal        2003                  Analyst, RBC Dain Rauscher (1999-2001);
                                 Accounting Officer                         Financial Analyst, RBC Dain Rauscher
                                                                            (1997-1999); Treasurer, Chief Financial
                                                                            Officer and Principal Accounting Officer(2).

Martin A. Cramer                 Vice President,      One year term;        Legal and Regulatory Affairs Vice President,
                                 Assistant            twelve years of       Chief Compliance Officer and Secretary, J&B
Age: 53                          Secretary, Chief     service               (mutual fund management company and
                                 Compliance Officer                         distributor of the Fund); Vice President,
                                 and AML Compliance                         Assistant Secretary, Chief Compliance Officer
                                 Officer                                    and AML Compliance Officer(2); and formerly,
                                                                            Vice President, Chief Compliance Officer and
                                                                            Secretary, Buffalo Fund Complex and Secretary,
                                                                            Gold Bank Funds(3).

Laura Moret                      Secretary            One year term;        Vice President and Senior Associate Counsel,
                                                      served since July     RBC Dain Rauscher (2002 to present); Vice
Age: 49                                               2003                  President and Group Counsel,  American Express
                                                                            Financial Advisors (1995-2002); Secretary(2).


(1) The address for each officer is 60 South Sixth Street, Minneapolis, Minnesota 55402.

(2) Great Hall Investment Funds, Inc., RBC Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson-Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc. and Investors Mark Series Fund, Inc.

(3) The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

                                    EXHIBIT C


       INFORMATION ON CERTAIN MATTERS ON WHICH THE TAMARACK FUND WILL VOTE

INVESTMENT ADVISORY AGREEMENT

THE FUND, WHILE IT IS THE SOLE SHAREHOLDER OF THE TAMARACK FUND, WILL APPROVE AN INVESTMENT ADVISORY AGREEMENT THAT IS SUBSTANTIALLY THE SAME AS THE EXISTING INVESTMENT ADVISORY AGREEMENT FOR THE FUND, EXCEPT AS NOTED BELOW. THE CURRENT INVESTMENT ADVISORY AGREEMENT IS REFERRED TO HEREIN AS THE "CURRENT ADVISORY AGREEMENT." THE NEW INVESTMENT ADVISORY AGREEMENT IS REFERRED TO HEREIN AS THE "NEW ADVISORY AGREEMENT."

THE TERMS OF THE NEW ADVISORY AGREEMENT

GENERALLY. The principal terms of the New Advisory Agreement, including the advisory fee provisions, are the same as those of the Current Advisory Agreement, except for the dates of execution and termination. Other changes have been made to the New Advisory Agreement to provide that each Fund pays its advisory fees monthly in arrears, rather than daily, as provided by the Current Advisory Agreement and to make minor editorial revisions. As noted above, there will be no change in rate of advisory fees charged to your Fund or in the types of advisory services required to be provided to your Fund. Under the New Advisory Agreement, Voyageur will provide investment advisory services with respect to each Tamarack Fund.

VOYAGEUR'S RESPONSIBILITIES. The New Advisory Agreement provides that Voyageur will make investments for the account of each Fund in accordance with Voyageur's best judgment and within the investment objectives and restrictions set forth in the registration statements applicable to the Funds, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies, subject to policy decisions adopted by the Board. Voyageur will determine the securities to be purchased or sold by each Fund and will place orders with broker-dealers pursuant to its determinations. Voyageur will also comply with all reasonable requests of the Fund for information.

AGGREGATION AND ALLOCATION OF TRADES BY VOYAGEUR. On occasions when Voyageur deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the New Advisory Agreement permits Voyageur, to the extent permitted by applicable law, to aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Voyageur also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Voyageur in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund involved and to such other customers.

EXPENSES OF THE FUND. The New Advisory Agreement provides that the Fund will be responsible for all of its expenses and liabilities, including: (1) compensation of the Directors who are not affiliated with Voyageur, the Funds' administrator, distributor, or any of their affiliates; (2) taxes and governmental fees; (3) interest charges; (4) fees and expenses of the Fund's independent accountants and legal counsel; (5) trade association membership dues; (6) fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds); (7) fees and expenses of any administrator, transfer agent, fund accountant or dividend paying agent of the Fund; (8) expenses of any plan adopted with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act; (9) shareholder servicing expenses; (10) expenses of issuing, redeeming, registering and qualifying for sale shares of common stock in the Fund; (11) expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; (12) the cost of office supplies, including stationery;
(13) travel expenses of all
officers, Directors and employees; (14) insurance premiums; (15) brokerage and other expenses of executing portfolio transactions; (16) expenses of shareholders' meetings; (17) organizational expenses; and (18) extraordinary expenses.

LIMITATION OF LIABILITY OF VOYAGEUR. Pursuant to the New Advisory Agreement, Voyageur will give the Fund the benefit of Voyageur's best judgment and efforts in rendering investment advisory services. The New Advisory Agreement states that Voyageur will not be liable under the New Advisory Agreement for any mistake in judgment or in any other event whatsoever, provided that nothing in the New Advisory Agreement will be deemed to protect or purport to protect Voyageur against any liability to the Fund or its shareholders to which Voyageur would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of Voyageur's duties under the New Advisory Agreement or by reason of Voyageur's reckless disregard of its obligations and duties under the New Advisory Agreement.

COMPENSATION PAID TO VOYAGEUR. The New Advisory Agreement provides that for Voyageur's provision of investment advisory services, each Fund will pay Voyageur a monthly fee on the first business day of each month at the annual rates set forth in EXHIBIT D to this Proxy Statement. The fee rate payable by each Fund pursuant to the New Advisory Agreement is the same as that Fund's rate payable under the Current Advisory Agreement.

TERM AND TERMINATION. The New Advisory Agreement also provides that it will continue in effect as to a Fund only if its continuance as to that Fund is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a majority of the Board, and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Fund's Directors who are not parties to the New Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The New Advisory Agreement also provides that it may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board on 60 days' written notice to Voyageur, or by Voyageur on 60 days' written notice to the Fund. The New Advisory Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

NON-EXCLUSIVITY. The New Advisory Agreement further provides that nothing contained in the New Advisory Agreement will limit the freedom of Voyageur or any affiliated person of Voyageur to engage in any other business or to devote time and attention to the management or other aspects of any other business or to render services of any kind to any other corporation, firm, individual or association.

GOVERNING LAW. Finally, the New Advisory Agreement provides that it will be construed in accordance with the laws of the State of Minnesota provided that nothing in the New Advisory Agreement will be construed in a manner inconsistent with the 1940 Act.

INVESTMENT SUB-ADVISORY AGREEMENT

THE FUND, WHILE IT IS THE SOLE SHAREHOLDER OF THE TAMARACK FUND, WILL APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN VOYAGEUR AND DENVER INVESTMENT ADVISORS THAT IS SUBSTANTIALLY THE SAME AS THE EXISTING INVESTMENT SUB-ADVISORY AGREEMENT FOR EACH OF THE FUNDS, EXCEPT AS NOTED BELOW. THE CURRENT INVESTMENT SUB-ADVISORY AGREEMENT IS REFERRED TO HEREIN AS THE "CURRENT INVESTMENT COUNSEL AGREEMENT." THE NEW INVESTMENT SUB-ADVISORY AGREEMENT IS REFERRED TO HEREIN AS THE "NEW INVESTMENT COUNSEL AGREEMENT."

CURRENT INVESTMENT COUNSEL AGREEMENT. The Current Investment Counsel Agreement between Voyageur and Denver Investment Advisors provides for Denver Investment Advisors to provide research, analysis, advice and recommendations with respect to the purchase or sale of securities and the making of investment commitments for each Fund. Voyageur pays Denver Investment Advisors a sub-advisory fee with respect to each Fund at the annual rates set forth in EXHIBIT D to this Proxy Statement. The Current Investment Counsel Agreement also provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, Denver Investment Advisors shall not be liable for error of judgment or losses related to its sub-advisory services to the Funds. Voyageur is permitted under the Current Investment Counsel Agreement to terminate the Agreement upon 60 days notice.

Each Fund's Board approved the Current Investment Counsel Agreement on [ ]. The Current Investment Counsel Agreement is dated [ ] and were last approved by shareholders on [ ], in connection with a change in control of J&B.

NEW INVESTMENT COUNSEL AGREEMENT. The New Investment Counsel Agreement is substantially similar to the Current Investment Counsel Agreement, with the exception of effectiveness and termination dates.

                                    EXHIBIT D


         INFORMATION REGARDING CERTAIN PAYMENTS TO JONES & BABSON, INC.
                       AND DENVER INVESTMENT ADVISORS, LLC

FEES PAID TO J&B UNDER THE MANAGEMENT AND ADVISORY AGREEMENTS

The following table provides the amount paid by the Fund to J&B under the previous Management Agreement (in effect until April 30, 2003) and the Current Advisory Agreement (in effect from May 1, 2003) during the Fund's most recent fiscal year, as well as the annual fee rate of the Fund under the Current Advisory Agreement.

                                                                MANAGEMENT FEES RECEIVED BY
                                MANAGEMENT FEES RECEIVED BY    J&B FOR THE FISCAL YEAR ENDED
                               J&B FOR THE FISCAL YEAR ENDED   JUNE 30, 2003 AS A PERCENTAGE
                                      JUNE 30, 2003(1)            OF AVERAGE NET ASSETS(1)      APPLICABLE FEE RATE(2)
======================================================================================================================
J&B Small-Cap                           $23,323                         [     ]%               1.45% of average daily
International Fund                                                                             net assets

----------------------
(1) Prior to May 1, 2003, the Fund paid a unified fee for advisory and non-advisory services rendered to the Fund.

(2) The Fund's advisory fee is subject to reduction pursuant to an expense limitation agreement to maintain the Fund's total expenses at 1.60% until May 1, 2005.

OTHER FEES PAID TO J&B

For the period May 1, 2003 to June 30, 2003, the Fund paid J&B $[ ] pursuant to the Administrative Services Agreement between the Fund and J&B.

FEES PAID TO DENVER INVESTMENT ADVISORS UNDER THE INVESTMENT COUNSEL AGREEMENTS

The following table provides the amount paid by Voyageur to Denver Investment Advisors under the previous Investment Counsel Agreement (in effect until April 30, 2003) and the Current Investment Counsel Agreement (in effect from May 1,
2003) between Voyageur and Denver Investment Advisors with respect to the Fund during the Fund's most recent fiscal year, as well as Denver Investment Advisors' annual sub-advisory fee rate under the Current Investment Counsel Agreement.

                                                                 SUB-ADVISORY FEES PAID BY
                                 SUB-ADVISORY FEES PAID BY     VOYAGEUR TO DENVER INVESTMENT
                               VOYAGEUR TO DENVER INVESTMENT      ADVISORS FOR THE FUND'S
                                  ADVISORS FOR THE FUND'S        FISCAL YEAR ENDED JUNE 30,
                                 FISCAL YEAR ENDED JUNE 30,       2003 AS A PERCENTAGE OF       APPLICABLE SUB-ADVISORY
                                            2003                     AVERAGE NET ASSETS                FEE RATE
========================================================================================================================
J&B Small-Cap                             $                               [     ]%              0.775% of the average
International Fund                                                                              total net assets of the
                                                                                                Fund that do not exceed
                                                                                                $250 million;

                                                                                                0.700% of the average
                                                                                                total net assets of the
                                                                                                Fund that exceed $250
                                                                                                million.

COMMISSIONS PAID TO AFFILIATED BROKERS

For the most recently completed fiscal year, the aggregate amount of commissions paid by the Fund to [BROKERS AFFILIATED WITH VOYAGEUR] was $[ ]. The percentage of the Fund's aggregate brokerage commissions paid to [BROKERS AFFILIATED WITH VOYAGEUR] during the most recently completed fiscal year was [ ]%.

For the most recently completed fiscal year, the aggregate amount of commissions paid by the Fund to [BROKERS AFFILIATED WITH DENVER INVESTMENT ADVISORS, IF ANY] was $[ ]. The percentage of the Fund's aggregate brokerage commissions paid to [BROKERS AFFILIATED WITH DENVER INVESTMENT ADVISORS, IF ANY] during the most recently completed fiscal year was [ ]%.

                                    EXHIBIT E


  OTHER INVESTMENT COMPANIES ADVISED BY VOYAGEUR AND DENVER INVESTMENT ADVISORS

Voyageur acts as advisor or sub-advisor to the following funds that have investment objectives similar to the Fund:

-----------------------------------------------------------------------------------------------------------------------------
                                                             NET ASSETS
                                                             (AS OF OCT. 31,
NAME OF FUND                    INVESTMENT OBJECTIVE         2003)               VOYAGEUR'S ROLE     RATE OF COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------
RBC Large Cap Equity  Fund      Long-term capital                  $ 42,342,419  investment                            0.70%
                                appreciation.                                    advisor                      (not waived or
                                                                                                          otherwise reduced)
-----------------------------------------------------------------------------------------------------------------------------
RBC Mid Cap Equity  Fund        Long-term capital                  $168,756,989  investment                            0.70%
                                appreciation.                                    advisor                      (not waived or
                                                                                                          otherwise reduced)
-----------------------------------------------------------------------------------------------------------------------------
RBC Small Cap Equity  Fund      Long-term capital                  $ 19,831,191  investment                            0.70%
                                appreciation.                                    advisor                      (not waived or
                                                                                                          otherwise reduced)
-----------------------------------------------------------------------------------------------------------------------------
Babson Enterprise Fund, Inc.    Long-term growth of                $261,778,716  investment                         0.96%(1)
                                capital.                                         advisor
-----------------------------------------------------------------------------------------------------------------------------
Babson Enterprise Fund II,      Long-term growth of                $ 63,578,149  investment                         1.16%(1)
Inc.                            capital.                                         advisor
-----------------------------------------------------------------------------------------------------------------------------
Babson-Stewart Ivory            Favorable total return             $ 12,183,992  investment                            0.85%
International Fund, Inc.        (market appreciation and                         advisor                      (not waived or
                                income).                                                                  otherwise reduced)
-----------------------------------------------------------------------------------------------------------------------------
Babson Value Fund, Inc.         Long-term growth of                $392,461,155  investment                         0.85%(1)
                                capital and income.                              advisor
-----------------------------------------------------------------------------------------------------------------------------
David L. Babson Growth Fund,    Above average total return         $200,687,094  investment                         0.73%(1)
Inc.                            over longer periods of                           advisor
                                time through the growth of
                                both capital and dividend
                                income.
-----------------------------------------------------------------------------------------------------------------------------
Shadow Stock Fund, Inc.         Long-term growth of                $119,738,341  investment                         0.90%(1)
                                capital.                                         advisor
-----------------------------------------------------------------------------------------------------------------------------
Delaware Core Equity Fund       Long-term capital                  $ 28,381,284  investment sub-                      0.325%
                                appreciation.                                    advisor                      (not waived or
                                                                                                          otherwise reduced)
-----------------------------------------------------------------------------------------------------------------------------

-------------------
(1) Voyageur has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of these funds (which includes other expenses in addition to management fees) to the following levels: Babson Enterprise Fund, 1.08%; Babson Enterprise Fund II, 1.30%; Babson Value Fund, 0.96%; David L. Babson Growth Fund, 0.85%; Shadow Stock Fund, 1.03%. This expense limitation agreement is in place until May 1, 2005.

Denver Investment Advisors acts as advisor or sub-advisor to the following funds that have investment objectives similar to the Fund:

-----------------------------------------------------------------------------------------------------------------------------
                                                             NET ASSETS          DENVER
                                                             (AS OF [DATE],      INVESTMENT           RATE OF
NAME OF FUND                    INVESTMENT OBJECTIVE         2003)               ADVISORS' ROLE       COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------
[         ]                     [         ]                  $[         ]        [         ]                 [     ]%
-----------------------------------------------------------------------------------------------------------------------------
[         ]                     [         ]                  $[         ]        [         ]                 [     ]%
-----------------------------------------------------------------------------------------------------------------------------
[         ]                     [         ]                  $[         ]        [         ]                 [     ]%
-----------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT F


   PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF VOYAGEUR ASSET MANAGEMENT INC.
                       AND DENVER INVESTMENT ADVISORS, LLC



     VOYAGEUR ASSET MANAGEMENT INC.

     NAME AND ADDRESS*                      PRINCIPAL OCCUPATION
     ===========================================================================

     John G. Taft                           Chief Executive Officer and Director

     Lisa Ferris                            Director

     Raye C. Kanzenbach                     Senior Managing Director; Senior
                                            Portfolio Manager

     --------
     * The address for each officer and director is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.



     DENVER INVESTMENT ADVISORS, LLC

     NAME AND ADDRESS*                      PRINCIPAL OCCUPATION
     ===========================================================================










     --------
     * The address for each officer and director is Seventeenth Street Plaza, 1225 17th Street, Denver, Colorado 80202.

                                    EXHIBIT G


                    CURRENT INVESTMENT POLICIES/RESTRICTIONS

The following restrictions are fundamental investment policies/restrictions of J&B Small-Cap International Fund:

DIVERSIFICATION. The Fund is classified as diversified as defined under the 1940 Act and the Fund may not change its classification from diversified to non-diversified without shareholder approval.(1)

CONCENTRATION. The Fund will not make investments that will result in the concentration, as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry.(2)

BORROWING. The Fund will not borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit.(3)

UNDERWRITING. The Fund will not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.


--------------------
(1) While not treated as fundamental, the Statement of Additional Information for J&B Small-Cap International Fund contains the following further description of this diversification requirement: Under the 1940 Act, diversified generally means that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities issued by investment companies, or purchase more than 10% of the voting securities of any one issuer.

(2) While not treated as fundamental, the Statement of Additional Information for J&B Small-Cap International Fund contains the following further description of this concentration requirement: The SEC staff currently takes the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the industry. This restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities. In applying the Fund's fundamental policy concerning industry concentration, the Fund will apply a non-fundamental policy, described hereafter, governing categorization of companies into specific industries. Concentration will be examined by looking at each company's particular niche and not its general industry. In particular, technology companies will be divided according to their products and services; for example, hardware, software, information services and outsourcing, and telecommunications will each be a separate industry. Furthermore, financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; asset-backed securities will be classified according to the underlying assets securing such securities; and, utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

(3) While not treated as fundamental, the Statement of Additional Information for J&B Small-Cap International Fund contains the following further description of current regulatory limits on the borrowing restriction: The Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. This provision allows the Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets, including those assets represented by the borrowing.

REAL ESTATE. The Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

COMMODITIES. The Fund will not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

LOANS. The Fund will not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors.

                                    EXHIBIT H


                       PRINCIPAL SHAREHOLDERS OF THE FUND

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of [ ], 2003 the following person(s) owned of record or were known by the Fund to own beneficially 5% or more of the Fund's shares.

                                                                           AMOUNT AND NATURE OF         PERCENTAGE OF CLASS
FUND                                       NAME AND ADDRESS                BENEFICIAL OWNERSHIP           OUTSTANDING (%)
============================================================================================================================
J&B Small-Cap International Fund

            [FORM OF PROXY CARD FOR J&B SMALL-CAP INTERNATIONAL FUND]



            The shares represented by a properly executed proxy card
                  will be voted as specified on the proxy card.


J&B SMALL-CAP INTERNATIONAL              THIS PROXY IS SOLICITED ON BEHALF OF
FUND (THE "FUND"), A SERIES OF           THE BOARD OF TRUSTEES
J&B FUNDS (THE "TRUST")                  SPECIAL MEETING OF SHAREHOLDERS
                                         MARCH 15, 2004 - 9:00 A.M. CENTRAL TIME
                                         (THE "MEETING")

The undersigned appoints Jennifer Lammers, Laura Moret, Christopher J. Tomas and Martin A. Cramer, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund held by the undersigned on January 15, 2004, at the Meeting, to be held at the offices of RBC Dain Rauscher Corporation, 60 South Sixth Street, Minneapolis, Minnesota, on March 15, 2004 at 9 a.m. Central Time and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated [EFFECTIVE DATE].

                                                 PLEASE VOTE, DATE AND SIGN,
                                             AND PROMPTLY RETURN THIS PROXY CARD
                                              IN THE ENCLOSED ENVELOPE PROVIDED.

                                         Dated: ________________________________

                                         _______________________________________

                                         _______________________________________
                                         (Signature)         (SIGN IN THE BOX)

                                         Please sign exactly as your name or
                                         names appear to the left. When shares
                                         are held by joint tenants, both should
                                         sign. When signing as attorney,
                                         executor, administrator, trustee,
                                         guardian or in any other representative
                                         capacity, please give full title as
                                         such. If signing for a corporation,
                                         please sign in full corporate name by
                                         authorized person. If a partnership,
                                         please sign in partnership name by
                                         authorized person.

PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THE SHARES WILL
BE VOTED "FOR" ALL ITEMS, AS APPLICABLE.

                                                                                     FOR             WITHHOLD              FOR ALL
                                                                                     ALL               ALL                  EXCEPT
1. To approve the election of the following individuals to the board of              [ ]               [ ]                   [ ]
trustees of the Trust: (01) T. Geron Bell, (02) Lucy Hancock Bode, (03) Leslie
H. Garner, Jr., (04) Ronald James, (05) Michael T. Lee, (06) John A. MacDonald,
(07) H. David Rybolt, (08) James R. Seward, and (09) Jay H. Wein.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX
"FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.)

-------------------------------------------------


                                                                                     FOR             AGAINST               ABSTAIN
2. To approve an Agreement and Plan of Reorganization, pursuant to which             [ ]               [ ]                   [ ]
the Fund would be reorganized as Tamarack Small-Cap International Fund, a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust.


                                                                                     FOR             AGAINST               ABSTAIN
3. To approve the modification of certain fundamental investment restrictions.

    3.A  Diversification                                                             [ ]               [ ]                   [ ]

    3.B  Borrowing                                                                   [ ]               [ ]                   [ ]

    3.C  Senior Securities                                                           [ ]               [ ]                   [ ]

    3.D  Underwriting Securities                                                     [ ]               [ ]                   [ ]

    3.E  Real Estate                                                                 [ ]               [ ]                   [ ]

    3.F  Making Loans                                                                [ ]               [ ]                   [ ]

    3.G  Concentration of Investments                                                [ ]               [ ]                   [ ]

    3.H  Commodities.                                                                [ ]               [ ]                   [ ]


                                                                                     FOR             AGAINST               ABSTAIN
4. To ratify the selection of Deloitte & Touche LLP as the independent               [ ]               [ ]                   [ ]
auditors of the Fund for the current fiscal year.


     THE PERSONS NAMED AS PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
                            OR POSTPONEMENTS THEREOF



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